As filed with the Securities and Exchange Commission on April 28, 2000

                                     Registration No. 2-78931
                                            File No. 811-3551

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                                                  --
REGISTRATION STATEMENT UNDER THE SECUTITIES ACT OF 1933          |__|
                                                                  --
      Pre-Effective Amendment No. _______                        |__|
                                                                  --
      Post-Effective Amendment No.   37                          |__|
                                   -------
                                                                  --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |__|
                                                                  --
      Amendment No. 37
                   -----                                         |__|

                        (Check appropriate box or boxes) VONTOBEL FUNDS, INC.

               (Exact Name of Registrant as Specified in Charter)
                1500 Forest Avenue, Suite 223, Richmond, Virginia 23229

                     (Address of Principal Executive Offices)(Zip Code)
                                       (800)-527-9500
                   (Registrant's Telephone Number, Including Area Code)
                           Steven M. Felsenstein, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                           Philadelphia, PA 19103-7098
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

      --
      |__|  immediately upon filing pursuant to paragraph (b)
      --
      |X_|  on April 30, 2000 pursuant to paragraph (b)
      --
      |__|  60 days after filing pursuant to paragraph (a)(1)
      --
      |__|  on (date) pursuant to paragraph (a)(1)
      --
      |__|  75 days after filing pursuant to paragraph (a)(2)
      --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      --
      |__| This post-effective amendment designates a new effective date for previously filed post-effective amendment.

                                TABLE OF CONTENTS

This filing of a post-effective amendment to the Registrant's registration statement on Form N-1A consists of the following:

1. Part A revising the prospectuses of the Vontobel U.S. Value Fund series; the Vontobel International Equity Fund series; the Vontobel Eastern European Equity Fund series; the Vontobel U.S. Equity Fund series and the Vontobel Greater European Bond Fund series of Vontobel Funds, Inc.

2. Part B revising the statements of additional information of the Vontobel U.S. Value Fund series; the Vontobel International Equity Fund series; the Vontobel Eastern European Equity Fund series; the Vontobel U.S. Equity Fund series and the Vontobel Greater European Bond Fund series of Vontobel Funds, Inc.

3.   Part C.

      Stradley Ronon Stevens & Young, LLP
            2600 One Commerce Square
          Philadelphia, PA 19103-7098


                                 April 28, 2000

Filing Desk

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.
Washington, DC  20549


         RE: Vontobel Funds, Inc. (formerly,The World Funds, Inc.) File Numbers: 2-78931 and 811-3551

Gentlemen:

         Transmitted herewith for electronic filing with the U.S. Securities and Exchange Commission on behalf of the Vontobel Funds, Inc. (the "Registrant"), pursuant to Rule 485(b) under the Securities Act of 1933, as amended (the "1933 Act"), is Post-Effective Amendment No. 37 ("PEA 37") under the 1933 Act. PEA 37 also is filed pursuant to the Investment Company Act of 1940, as amended (the "1940 Act").

         PEA 37 contains updated financial information and financial statements for purposes of the annual post-effective amendment of the Funds. As counsel to the Registrant, we have assisted in preparing the 485(b) Amendment, and, in our judgment, the 485(b) Amendment does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b) of Rule 485. Should you have any questions regarding this filing, please fee free to call the undersigned at (215) 988-7837.

                                Sincerely,



                                /s/Steven M.Felsenstein

cc:  John Pasco, III
     Darryl Peay

Prospectus

Vontobel U.S. Value Fund
Vontobel International Equity Fund
Vontobel Eastern European Equity Fund
Vontobel U.S. Equity Fund
Vontobel Greater European Bond Fund

 Series of Vontobel Funds, Inc.
    (the "Company")

A "Series" Investment Company

Prospectus Dated

May 1, 2000

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus.

It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS                                 PAGE NUMBER

RISK/RETURN SUMMARY...................................

     VONTOBEL U.S. VALUE FUND.........................

     VONTOBEL INTERNATIONAL EQUITY FUND...............

     VONTOBEL EASTERN EUROPEAN EQUITY FUND............

     VONTOBEL U.S. EQUITY FUND........................

     VONTOBEL GREATER EUROPEAN BOND FUND..............

FUND FEES AND EXPENSES................................

INVESTMENT OBJECTIVES/STRATEGIES AND RISKS............

OTHER PRINCIPAL RISKS.................................

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE.........

SHAREHOLDER INFORMATION...............................

PURCHASING SHARES.....................................

REDEEMING SHARES......................................

OTHER SHAREHOLDER SERVICES............................

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.............

DISTRIBUTIONS AND TAXES...............................

DISTRIBUTION ARRANGEMENTS.............................

FINANCIAL HIGHLIGHTS..................................

RISK/RETURN SUMMARY

VONTOBEL U.S. VALUE FUND ("Value Fund")

Investment Objective:           Long-term capital returns

Principal Investment
  Strategies:                   Under normal circumstances, the
                                Value Fund will invest at least 65%
                                of its assets in equity securities
                                that are traded on U.S. exchanges.
                                The Fund also invests in
                                fixed-income securities and cash
                                equivalents, such as overnight
                                repurchase agreements and short-term
                                U.S. Treasuries.

Principal Investment Risks:     The Value Fund's investments are
                                subject to market, economic and
                                business risks. These risks will
                                cause the Value Fund's net asset
                                value ("NAV") to fluctuate over
                                time. Therefore, the value of your
                                investment in the Value Fund could
                                decline. Also, there is no assurance
                                that the investment adviser will
                                achieve the Fund's objective.

                                The Value Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). As such, the Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's total assets and cause the value of your investment to decline.

                                An investment in the Value Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:               You may want to invest in the Value
                                Fund if you are seeking long-term
                                capital returns, together with
                                relative safety of principal in the
                                long-term, and are willing to accept
                                share prices that may fluctuate,
                                sometimes significantly, over the
                                short term. You should not invest in
                                the Value Fund if you are seeking
                                current income.

Performance Information

The bar chart below shows how the Value Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the Value Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

Value Fund

Year     Total Return

1991     37.29%

1992     16.30%

1993      6.00%

1994      0.02%

1995     40.36%

1996     21.28%

1997     34.31%

1998     14.70%

1999   (14.07%)

Best Calendar Quarter 1st Q 1991 up 21.90%

Worst Calendar Quarter 3rd Q 1999 down 15.30%

The following table compares the performance of the Value Fund and the Standard and Poor's 500 Index (the "S&P 500 Index"). The S&P 500 Index is an unmanaged index of 500 stocks of a representative sampling of leading U.S. companies based on market size, liquidity and industry group representation. Returns include dividends and distributions and are expressed in U.S. dollars.

                              Average Annual Total Returns
                       (for the period ending December 31, 1999)
                       -----------------------------------------

                                                  Since Inception
                       1 Year        5 Years      (March 30, 1990)
                       ------        -------      ----------------



     Value Fund        (14.07%)       17.64%       13.45%
     S&P 500 Index      21.04%        28.55%       19.06%



VONTOBEL INTERNATIONAL EQUITY FUND ("International Equity Fund")

Investment Objective:           Capital appreciation

Principal Investment
     Strategies:                Under normal circumstances the International
                                Equity Fund will invest at least 65% of its assets in equity securities of companies in Europe and the Pacific Basin. The Fund intends to diversify its investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries. The Fund will hold primarily securities listed on a security exchange or quoted on an established over-the-the counter market.

Principal Investment Risks:     The International Equity Fund's
                                investments are subject to market,
                                economic and business risks.  These
                                risks may cause the International
                                Equity Fund's NAV to fluctuate over
                                time.  Therefore, the value of your
                                investment in the Fund could
                                decline.  Also, there is no
                                assurance that the Investment
                                Adviser will achieve the Fund's
                                objective.

                                The International Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the International Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                                The Fund may also invest in securities of companies in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

                                An investment in the International Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:               You may want to invest in the
                                International Equity Fund if you are
                                seeking capital appreciation and
                                wish to diversify your existing
                                investments.  The International
                                Equity Fund may be particularly
                                suitable for you if you wish to take
                                advantage of opportunities in the
                                securities markets of Europe and the
                                Pacific Basin.  You should not
                                invest in the International Equity
                                Fund if you are not willing to
                                accept the risks associated with
                                investing in foreign countries or if
                                you are seeking current income.

Performance Information

The bar chart below shows how the International Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the International Equity Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

International Equity Fund

Year          Total Return

1990*         (12.42%)
1991           18.74%
1992           (2.37%)
1993           40.80%
1994           (5.28%)
1995           10.91%
1996           16.98%
1997            9.19%
1998           16.77%
1999           46.52%

Best  Calendar  Quarter 4th Q 1999 up 34.02%

Worst  Calendar  Quarter 3rd Q 1990 down 19.40%

* Represents a period during which the Fund was advised by other investment advisers. On July 6, 1990, the Fund's current investment adviser was appointed and the Fund's investment objective was changed to its current status.

The following table compares the performance of the International Equity Fund and Morgan Stanley Capital International's Europe, Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is an unmanaged index of more than 1,100 common stock securities issued by foreign companies. Returns include dividends and distributions and are expressed in U.S. dollars.

                    Average Annual Total Returns
              (for the period ending December 31, 1999)
              -----------------------------------------

                                                               Since Inception
                                    1 Year       5 Years       (July 6, 1990)
                                    ------       -------       --------------

     International Equity Fund      46.52%        19.36%        13.26%

     MSCI EAFE Index                27.28%        13.15%         9.20%



VONTOBEL EASTERN EUROPEAN EQUITY FUND ("E. European Equity Fund")

Investment Objective:           Capital appreciation

Principal Investment
     Strategies:                Under normal circumstances,  the E. European
                                Equity Fund will invest at least 65% of its assets in equity securities of companies located in Eastern Europe or which conduct a significant portion of their business in countries which are generally considered to comprise Eastern Europe. The Fund normally will have represented in the portfolio business activities of not less than three different countries.

Principal Investment Risks:     The E. European Equity Fund's
                                investments are subject to market,
                                economic and business risks.  These
                                risks may cause the Fund's NAV to
                                fluctuate over time.  Therefore, the
                                value of your investment in the Fund
                                could decline.  Also, there is no
                                assurance that the investment
                                adviser will achieve the E. European
                                Equity Fund's objective.

                                The E. European Equity Fund will invest in foreign countries. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

                                The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

                                An investment in the E. European Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:               You may wish to invest in the E.
                                European Equity Fund if you seek to
                                diversify your current equity
                                holdings and to take advantage of
                                opportunities in the newly
                                reorganized markets of Eastern
                                Europe.  You should not invest in
                                the E. European Equity Fund if you
                                are not willing to accept the risk
                                associated with investing in foreign
                                and developing markets or if you are
                                seeking current income.

Performance Information

The bar chart below shows how the E. European Equity Fund's performance has varied from one year to another. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the E. European Equity Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

E. European Equity Fund

Year          Total Return

1997             8.74%
1998           (46.62%)
1999            14.50%

Best  calendar  quarter 4th Q 1999 up 31.64%

Worst  calendar  quarter 3rd Q 1998 down 40.48%

The following table compares the performance of the E. European Equity Fund and the Nomura Research Institute's Central and Eastern European Equity Index ("Nomura Composite-11 Index"). The Nomura Composite-11 Index is comprised of equities traded on securities exchanges or established over-the-counter markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvia, Lithuania and Russia. Returns do not include dividends or distributions and are expressed in U.S. dollars. The E. European Equity Fund's returns include dividends and distributions and are expressed in U.S. dollars.

                    Average Annual Total Returns
              (for the period ending December 31, 1999)
              -----------------------------------------

                                                             Since Inception
                                    1 Year     3 Years       (February 15, 1996)

E. European Equity Fund             14.50%    (12.73%)       (0.27%)

Nomura Composite-11 Index           16.51%    ( 2.85%)        5.61%



VONTOBEL U.S. EQUITY FUND ("U.S. Equity Fund")

Investment Objective:            Long-term capital returns

Principal Investment Strategies: Under normal circumstances, the U.S. Equity Fund will
                                 invest at least 65% of its
                                 total assets in equity
                                 securities and securities
                                 that are convertible into
                                 equity securities.  The Fund
                                 typically invests in
                                 securities that are traded
                                 on U.S. exchanges.

Principal Investment Risks:      The U.S. Equity Fund's
                                 investments are subject to
                                 market, economic and
                                 business risks.  These risks
                                 will cause the U.S. Equity
                                 Fund's net asset value
                                 ("NAV") to fluctuate over
                                 time.  Therefore, the value
                                 of your investment in the
                                 U.S. Equity Fund could
                                 decline.  Also, there is no
                                 assurance that the
                                 investment adviser will
                                 achieve the U.S. Equity
                                 Fund's objective.

                                 An investment in the U.S. Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:                You may want to invest in
                                 the U.S. Equity Fund if you
                                 are seeking long-term
                                 capital returns, and are
                                 willing to accept share
                                 prices that may fluctuate,
                                 sometimes significantly,
                                 over the short term.  You
                                 should not invest in the
                                 U.S. Equity Fund if you are
                                 seeking current income.

Performance Information

The bar chart and table below shows the U.S. Equity Fund's performance for one year. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the U.S. Equity Fund's past performance may not indicate how it will perform in the future.

 [Bar chart goes here]

U.S. Equity Fund

Year Total Return

1998 (22.40%)
1999  32.56%

Best  Calendar  Quarter 4th Q 1999 up 22.50%

Worst  Calendar  Quarter 3rd Q 1998 down 24.77%

The following table compares the performance of the U.S. Equity Fund, the S&P 500 Index and Morgan Stanley Capital International's Emerging Markets Free Index (the "MSCI EMF Index"). The MSCI EMF Index is a market-capitalization-weighted index of equity securities traded on securities exchanges or established over the counter markets in 25 emerging markets countries. Index returns include dividends and distributions and are expressed in U.S. dollars. The S&P 500 Index is an unmanaged index of 500 stocks of a representative sampling of leading U.S. companies based on market size, liquidity and industry group representation. Returns include dividends and distributions and are expressed in U.S. dollars.

As of December 27, 1999, the fund's investment strategy for achieving its objective of long-term capital appreciation became to invest in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers in the United States. Formerly, as Vontobel Emerging Markets Equity Fund, the Fund invested in equity securities of issuers in developing countries around the world. Effective January 1, 2000, the Fund began to compare itself against the S&P 500 Index.

                         Average Annual Total Returns
                      (for the period ending December 31, 1999)
                      -----------------------------------------

                                              Since Inception
                           1 Year             (September 1, 1997)
                           ------             -------------------

U.S. Equity Fund           32.56%            ( 1.34%)
MSCI EMF Index             63.70%              1.00%
S&P 500 Index              21.04%             23.56%



VONTOBEL GREATER EUROPEAN BOND FUND ("Bond Fund")

Investment Objective:           To maximize total return from
                                capital growth and income.

Principal Investment
     Strategies:                Under normal circumstances, the Bond Fund will
                                invest at least 65% of its total assets in fixed-income instruments that are issued by borrowers located in Western and Eastern
                                European countries. The Fund will normally invest at least 65% of its total assets in debt instruments denominated in foreign currencies.

                                It generally will invest in securities rated Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") or BBB- or higher by Standard & Poor's Ratings Group ("S&P") or unrated securities which the Adviser believes are of comparable quality.

                                The Fund will normally have investments in securities of issuers from a minimum of three different countries. Under certain circumstances, the Bond Fund will hold a U.S. dollar cash position up to 35% of its net assets, hold foreign cash positions up to 25% of its assets, and may hold up to 90% of its assets in securitized money market instruments.

Principal Investment Risks:     The Bond Fund's investments are
                                subject to interest rate risk.
                                Interest rate risk may cause the NAV
                                to fluctuate over time and the value
                                of the Bond Fund could decline or
                                increase.  There is no assurance
                                that the Bond Fund will achieve its
                                objective.

                                The Bond Fund will invest in foreign countries and its investments will be denominated in foreign currencies. These investments may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's investments may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity, taxes and adverse social or political developments.

                                The Bond Fund operates as a non-diversified fund for purposes of the 1940 Act. As such, the Fund may invest a larger portion of its assets in fewer issuers. Consequently, adverse effects on the Fund's security holdings may affect a larger portion of the Fund's total assets and cause the value of your investment to decline.

                                An investment in the Bond Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:               You may wish to invest in the Bond
                                Fund if you are seeking to maximize
                                your total return and diversify your
                                investments.  The Fund may be
                                especially suitable for you if you
                                are willing to take advantage of
                                opportunities in bond markets
                                throughout Europe.  You should not
                                invest in the Bond Fund if you are
                                not willing to accept the risks
                                associated with investing in foreign
                                countries and developing markets.

Performance Information

The bar chart and table below shows the Bond Fund's performance for one year. The table below the chart shows what the return would equal if you averaged actual performance over various lengths of time and provides a comparison to a broad measure of market performance over the same lengths of time. Please keep in mind that the Bond Fund's past performance may not indicate how it will perform in the future.

[Bar chart goes here]

Bond Fund

Year     Total Return

1998     24.54%
1999     (9.01%)

Best calendar quarter 4th Q 1998 up 6.72%

Worst calendar quarter 1st Q 1999 down 9.70%

The following table compares the performance of the Bond Fund and a market-weighted composite index as follows: For the period 8/29/97 through 8/31/99, the Bank Austria-Creditanstalt Eastern European Bond Index (BA/CA Index). Effective 8/31/99, a composite index composed of the BA/CA Index (40%) and the following J.P. Morgan (JPM) indices of government debt instruments (60%): 5% JPM Sweden; 5% JPM Denmark; 15% JPM UK; 35% JPM European Monetary Union. Returns for the composite indices for the period since inception include income and are expressed in US$.

                    Average Annual Total Returns
              (for the period ending December 31, 1999)
              -----------------------------------------


                                                      Since Inception
                                    1 Year            (September 1, 1997)
                                    ------            -------------------
     Bond Fund                      (9.01%)              5.26%
     BA/CA-JPM Composite Index      (5.86%)           (16.54%)



FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay in connection with purchases or redemption of shares of the Value Fund, the International Equity Fund, the E. European Equity Fund, the U.S. Equity Fund and the Bond Fund (collectively, the "Funds"). The annual operating expenses, which cover the cost of investment management, administration, accounting and shareholder communications, are shown as a percentage of the average daily net assets.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

                                   VALUE FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and other Distributions                     None
Redemption Fee (1)                                                         2%(2)
Exchange Fee (4)                                                            None

Annual Fund  Operating  Expenses  (expenses  that are deducted from Fund assets)
Management Fees                                                            0.93%
Distribution  (12b-1 Fees)                                                  None
Other Expenses                                                             0.94%
Total Annual Fund Operating  Expenses                                      1.87%
                                                                           ----
Fee Waiver and/or Expense  Reimbursements                                  0.12%
                                                                           ----
Net Expenses                                                            1.75%(5)

                            INTERNATIONAL EQUITY FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and other Distributions                     None
Redemption Fee (1)                                                      2.00%(2)
Exchange Fee (4)                                                            None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees                                                            0.90%
Distribution (12b-1 Fees)                                                   None
Other Expenses                                                             0.38%
Total Annual Fund Operating Expenses                                       1.28%

                             E. EUROPEAN EQUITY FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and other Distributions                     None
Redemption Fee (1)                                                      2.00%(3)
Exchange Fee (4)                                                            None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees                                                            1.25%
Distribution (12b-1 Fees)                                                   None
Other Expenses                                                             2.12%
Total Annual Fund Operating Expenses                                       3.37%


                                U.S. EQUITY FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and other Distributions                     None
Redemption Fee (1)                                                      2.00%(2)
Exchange Fee (4)                                                            None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees                                                            1.00%
Distribution (12b-1 Fees)                                                   None
Other Expenses                                                             1.80%
                                                                           -----
Total Annual Fund Operating Expenses                                       2.80%
Fee Waiver and/or Expense Reimbursements                                   1.05%
                                                                           -----
Net Expenses                                                            1.75%(5)



                                    BOND FUND

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                            None
Maximum Deferred Sales Charge (Load)                                        None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and other Distributions                     None
Redemption Fee (1)                                                      2.00%(3)
Exchange Fee (4)                                                            None

Annual Fund  Operating  Expenses  (expenses  that are deducted from Fund assets)
Management Fees                                                            1.25%
Distribution  (12b-1 Fees)                                                  None
Other Expenses                                                             1.45%
                                                                           ----
Total Annual Fund Operating  Expenses                                      2.70%
Fee Waiver and/or Expense  Reimbursements                                  0.21%
                                                                           ----
Net Expenses                                                            2.49%(6)

(1)A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(2) A 2% redemption fee is charged on shares held less than three (3) months.

(3) A 2% redemption fee is charged on shares held less than six (6) months.

(4)  A shareholder may be charged a $10 fee for each telephone exchange.

(5)The expense information in the table has been restated to reflect current expenses. These costs are net of fee waivers and reimbursements to maintain total operating expenses to 1.75% pursuant to a contractual expense limitation agreement (See Management Organization and Capital Structure below).

(6)The expense information in the table has been restated to reflect current expenses. These costs are net of fee waivers and reimbursements to maintain total operating expenses to 2.49% pursuant to a contractual expense limitation agreement (See Management Organization and Capital Structure below).

EXAMPLES

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. Each example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:

                                1 Year       3 Years       5 Years      10 Years
                                 ------      --------       -------      -------

Value Fund (1)                  $178         $  551         $  949        $2,062

International Equity Fund       $130         $  406         $  702        $1,545

E. European Equity Fund         $339         $1,036         $1,755        $3,658

U.S. Equity Fund (1)            $178         $  551         $  949        $2,062

Bond Fund (2)                   $252         $  776         $1,326        $2,826

(1)The expense information in the table has been restated to reflect current expenses. These costs are net of fee waivers and reimbursements to maintain total operating expenses to 1.75% pursuant to a contractual expense limitation agreement (see Management Organization and Capital Structure below).

(2)The expense information in the table has been restated to reflect current expenses. These costs are net of fee waivers and reimbursements to maintain total operating expenses to 2.49% pursuant to a contractual expense limitation agreement (see Management Organization and Capital Structure below).

Absent these commitments, your costs would be:

                                1 Year       3 Years       5 Years      10 Years
                                ------       -------       -------      --------

Value Fund                      $190         $588          $1,011         $2,190
U.S. Equity Fund                $308         $942          $1,601         $3,365
Bond Fund                       $273         $838          $1,430         $3,032

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in the expenses can, over time, have a significant effect on a Fund's performance.

INVESTMENT OBJECTIVES/STRATEGIES AND RISKS

Value Fund

The Value Fund's investment objective is to achieve long-term capital returns in excess of the broad market by investing in common stocks and securities that are convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances the Fund will invest at least 65% of its assets in common stocks or securities that are convertible into common stock. The Value Fund typically invests in securities that are traded on U.S. exchanges. The Value Fund also invests in fixed-income instruments and cash equivalents, such as overnight repurchase agreements and short-term U.S. Treasuries. The Adviser uses the S&P 500 Index as the benchmark for the broad market against which the performance of the Value Fund is measured.

Vontobel USA Inc. (the "Adviser"), the investment adviser for each of the Funds, employs a bottom-up approach to stockpicking. (A bottom-up approach means that securities are selected company by company rather than by identifying a suitable industry or market sector for investments and then investing in companies in that industry or market sector.) This bottom-up approach emphasizes qualitative criteria in evaluating a company's potential as a prospective investment opportunity. Although the Value Fund's return will be compared to that provided by the broad market, the Adviser seeks to achieve attractive absolute returns over the "risk-free" rate, defined as the rate of return available on 10-year U.S. Government securities. The Adviser's utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate but at the same time ensure safety of principal. The Adviser considers the riskiness of an investment to be a function of the company's business rather than the volatility of its stock price. Therefore, the Adviser seeks to identify companies whose businesses are predictable or that exhibit elements of a franchise. Ideally, such companies must have a history of competitive returns on invested capital, reliable growth in earnings and free cash flow, low debt and effective management.

As noted above, the Adviser seeks to achieve its investment objective by investing principally in equity securities. Nonetheless, the Adviser may construct, and in fact has at times constructed, a portfolio in which cash and cash equivalents (including, but not limited to, overnight repurchase agreements and short-term U.S. Treasuries), and/or fixed-income instruments, comprise a significant portion of the Value Fund's total assets. The Adviser views its "cash position" as a residual investment that is a measure of the ability of its investment personnel to identify enough stocks and convertible securities that meet their rigorous investment criteria.

The Value Fund may invest more than 5% of its assets in government debt securities of the U.S. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, the Value Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. Government securities) of any one issuer or of two or more issuers that the Value Fund controls and are engaged in the same, similar or related trades or business.

The Value Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Value Fund may not perform as anticipated.

International Equity Fund

The International Equity Fund's investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stocks. Under normal circumstances the Fund will invest at least 65% of its assets in equity securities of companies in Europe and the Pacific Basin. The International Equity Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, the eleven euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), Switzerland, Norway, Japan, Hong Kong, Australia, and Singapore. The Adviser will decide when and how much to invest in each of those markets. Investments may also be made in equity securities issued by companies in "developing countries" or "emerging markets," such as Taiwan, Malaysia, Indonesia, and Brazil, included in Morgan Stanley Capital International's Emerging Markets Free Index ("EMF"). The portfolio of the International Equity Fund will be diversified. The Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any size. Using a bottom-up investment approach, the Adviser seeks to invest in companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. These companies are typically among the leaders in their industry, having demonstrated consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The Fund generally holds its core positions for at least two years.

The International Equity Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

The International Equity Fund intends to diversify broadly investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The securities the International Equity Fund purchases may not always be purchased on the principal market. For example, Depositary Receipts may be purchased if trading conditions make them more attractive than the underlying security (see Depositary Receipts below).

In addition to common stocks and securities that are convertible into common stocks, the International Equity Fund invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the International Equity Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

The International Equity Fund has the authority to enter into forward contracts to purchase or sell foreign currencies, purchase and write covered call options on foreign currencies and enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures").

The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the International Equity Fund may not perform as anticipated.

E. European Equity Fund

The E. European Equity's Fund investment objective is to achieve capital appreciation by investing in common stocks and securities that are convertible into common stock. Under normal market conditions the Fund will invest at least 65% of its assets in securities of companies that are located in or conduct a significant portion of their business in Eastern Europe. The Adviser's investment universe consists of companies that are located in, or listed on the exchanges of Central and Eastern European countries, as well as companies that derive at least two-thirds of their sales from such countries. Not all these countries have a functioning stock exchange and others still have an illiquid securities market; consequently, the Adviser concentrates on the markets of Hungary, Poland, Slovenia, the Czech Republic, Slovakia, Russia, Croatia and the Baltic states (Estonia, Latvia and Lithuania). The Adviser can invest in local shares in Poland, Hungary, the Czech Republic, Slovakia, the Baltic States, Croatia, Romania and Slovenia. Elsewhere, due to the lack of local sub-custodians or liquidity, the Adviser currently invests only through ADR , GDR or RDC programs.

Trading volume of the stock exchanges of these markets may be substantially lower than that in developed markets and the purchase and sale of portfolio securities may not always be made at an advantageous price. The Adviser generally will decide when and how much to invest in these developing markets based upon its assessment of their continuing development. As stock markets in the region develop and more investment opportunities emerge, the Fund will broaden its portfolio to include securities of companies located in or which conduct a significant portion of their business in countries in this region.

The portfolio of the E. European Equity Fund will be diversified. Management expects that the Fund will have a low turnover ratio (not exceeding 100% annually). The selection of the securities in which the Fund will invest will not be limited to companies of any particular size, or to securities traded in any particular marketplace, and will be based only upon the expected contribution such security will make to its investment objective. Currently, the Adviser considers only about 250 stocks as suitable for investment, based upon their market capitalization and liquidity. The Adviser expects this number to increase dramatically in the years to come. Together, these 250 stocks represent a market capitalization of approximately US$ 75 billion.

The Fund faces those same risks that are associated with investing in foreign and developing markets (see "Other Principal Risks" below). The E. European
Equity Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the E. European Equity Fund may not perform as anticipated. Generally, the Fund holds core positions for longer than one year.

The E. European Equity Fund also invests in shares of closed-end investment companies. These investment companies invest in securities that are consistent with the E. European Equity Fund's objective and strategies. By investing in other investment companies the Fund indirectly pays a portion of the expenses and brokerage costs of these companies in addition to its own expenses. Also, federal laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. The Fund does not actively manage currency risk.

U.S. Equity Fund

The U.S. Equity Fund's investment objective is to achieve long-term capital returns in excess of the broad market by investing in equity securities and securities that are convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances, the U.S. Equity Fund will invest at least 65% of its total assets in equity securities or securities that are convertible into equity securities. The U.S. Equity Fund typically invests in securities that are traded on U.S. exchanges. As of January 1, 2000, the Adviser uses the S&P 500 Index as the benchmark for the broad market against which the performance of the U.S. Equity Fund is measured. Prior to January 1, 2000, the Adviser used the EMF Index.

The portfolio of the U.S. Equity Fund will be diversified. The U.S. Equity Fund typically invests in the securities of medium to large capitalization companies, but is not limited to investing in securities of companies of any size. Using a bottom-up investment approach, the Adviser seeks to invest in companies that have a long record of successful operations in their core business and earnings growth through increasing market share and unit sales volumes. These companies are typically among the leaders in their industry, having demonstrated consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital, and little or no debt. The U.S. Equity Fund also intends to diversify investments broadly among sectors.

The U.S. Equity Fund may invest more than 5% of its assets in U.S. Government debt securities. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Code, the U.S. Equity Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. Government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any one issuer and may invest no more than 25% of that value of its total assets in securities (other than U.S. Government securities) of any one issuer.

The U.S. Equity Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the U.S. Equity Fund may not perform as anticipated.

Bond Fund

The Bond Fund's objective is to maximize total return from capital growth and income. The Fund will seek to achieve its investment objective by investing in fixed-income securities that are issued by borrowers in both Western and Eastern European countries. Foreign government, governmental agency and supranational agency obligations issued in local currencies represent the most common types of investments used in the Fund's portfolio.

Under normal circumstances the Bond Fund will invest at least 65% of its total assets in fixed-income instruments that are issued by borrowers located in Western and Eastern European countries.

It generally will invest in securities rated Baa3 or higher by Moody's or BBB-by S&P or unrated securities which the Adviser believes are of comparable quality. The Fund reserves the right, however, to invest more than 5% of its assets in lower rated securities (including unrated securities which the Adviser believes to be of such lower quality). The Fund will invest no more than 10% in securities rated Ba2 by Moody's or BB by S&P and no more than 5% in securities rated B2 by Moody's or rated B by S&P, or securities which are unrated but are of comparable quality as determined by the Adviser.

The Fund will normally have investments in securities of issuers from a minimum of three different countries. The Fund's investment universe includes, but is not limited to, Germany, the United Kingdom, France, Denmark, Norway, Sweden, Belgium, Spain, Switzerland, Ireland, Portugal, Italy, Austria, Finland, Luxembourg, Greece, Turkey, the Czech Republic, Slovakia, Hungary, Poland, Slovenia, the Baltic states, Croatia, Romania and Russia.

Generally, the Fund will have up to a maximum of 50% of total assets invested in debt instruments denominated in the currencies of developing European nations (including Greece, Turkey and Portugal in addition to Eastern Europe), and 50% of its total assets in debt instruments of Western Europe. When investments in Eastern European debt instruments appear more volatile, the Adviser may reduce its holdings in those instruments to 40%. Conversely, when market conditions in Eastern European countries appear more favorable, total assets invested in debt instruments may be increased to 60%. In extreme circumstances, the Fund may invest up to 80% of its total assets in Western European debt instruments.

While the Bond Fund intends to invest primarily in foreign securities, it may invest substantially all of its assets in securities of issuers located in the U.S. for temporary or emergency purposes. Under normal circumstances the Bond Fund will not invest more than 35% of its total assets in U.S. debt securities; however, the Fund generally invests less than 10% of its total assets in U.S. debt securities. In circumstances where the outlook for U.S. dollar cash returns is more attractive than that for cash and bond returns in all other currencies, the Fund will hold a U.S. dollar cash position of up to 35% of the Fund's total assets. Conversely, if the outlook for Eastern European currency cash returns is more attractive, the Fund will hold foreign cash positions of up to 25% of the Fund's total assets. From time to time, the Adviser may hold up to 90% of the Fund's total assets in securitized money market instruments, such as government short-term paper, treasury bills issued by governments of European countries, commercial paper and corporate short-term paper with maturities of up to one year.

The selection of bonds for the Bond Fund is dependent upon the Adviser's evaluation of those factors influencing interest rates. The Adviser considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation.

The Adviser focuses on issuers of the highest available credit quality and uses international and supranational issuers with credit ratings at least equal to those of local borrowers. Quality and sector management are therefore not as complex as for domestic U.S. bonds. Because the Adviser focuses its issue selection on the highest available credit quality, opportunities to achieve significant incremental returns in sector selection are limited.

Issue selection within the quality constraints referred to above is principally aimed at achieving duration and yield curve targets determined in accordance with the Adviser's top-down market allocation decision. The Adviser is conscious of the need for liquidity and therefore invests only in issues within a sector that the Adviser deems to have the greatest future marketability.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. There are no restrictions on the maturity composition of the Bond Fund. Maturity selection is based on the Adviser's total return forecasts. Currently, most local currency debt instruments tend to have short-term maturities of one year or less. Eurocurrency instruments, on the other hand, that have short- to intermediate-term maturities, generally are priced at a spread over the interest rate applicable to the same-maturity government bond of the country in whose currency the debt instrument is issued.

To protect against adverse movements of interest rates and for liquidity, the Fund may also invest all or a portion of its net assets in short-term obligations, such as bank deposits, bankers' acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations and repurchase agreements. The Adviser also attempts to protect the Fund from rising interest rates by selling interest rate future contracts or purchasing put options on interest rate futures contracts.

OTHER PRINCIPAL RISKS

  Stock Market    Stock market risk is the risk is the
  Risk            possibility that stock prices overall will
                  decline over short or long periods. Because stock market prices tend to fluctuate, the value of your investment in the Funds may increase or decrease.

  Interest Rate Interest rate risk is the risk that when Risk interest rates rise, debt security prices fall.  The opposite is also true: debt
                  security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

  Geographic      Investments in a single region, even though
  Risks           representing a number of different
                  countries within the region, may be affected by common economic forces and other factors. A Fund is subject to greater risks of adverse events which occur in the region and may experience greater volatility than a Fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus, a Fund's holdings.

  European        Several European countries are
  Currency        participating in the European Economic and
                  Monetary Union,  which  established a common European currency for participating  countries.  This currency is commonly known
                  as  the  "Euro."  Each  participating   country  replaced  its
                  existing  currency  with  the  Euro  as of  January  1,  1999.
                  Additional  European countries may elect to participate in the common currency in the future. The conversion  presents unique
                  uncertainties,   including,  among  others:  (1)  whether  the
                  payment and  operational  systems of banks and other financial
                  institutions   will   function   properly;   (2)  how  certain
                  outstanding   financial   contracts  that  refer  to  existing
                  currencies  rather than the Euro will be treated legally;  (3)
                  how exchange  rates for existing  currencies and the Euro will be established;  and (4) how suitable  clearing and settlement payment  systems for the Euro will be  managed.  If any of the
                  Funds invest in securities of countries that have converted to the  Euro  or  convert  in the  future,  that  Fund  could  be
                  adversely  affected  if  these   uncertainties  cause  adverse
                  affects on these securities.  The Fund could also be adversely affected if the  computer  systems  used by its major  service
                  providers   are  not   properly   prepared   to   handle   the
                  implementation.   The   Company  has  taken  steps  to  obtain
                  satisfactory assurances that the major service providers of each of the Funds have taken steps reasonably designed to address these matters. There can be no assurances that these steps will be sufficient to avoid any adverse impact on the operations and investment returns of the Funds. To date the conversion of the Euro has had negligible impact on the operations and investment returns of the Funds.

  Foreign         A Fund's investments in foreign securities
  Investing       may involve risks that are not ordinarily
                  associated  with U.S.  securities.  Foreign  companies are not
                  generally  subject  to  the  same  accounting,   auditing  and
                  financial  reporting  standards  as  are  domestic  companies.
                  Therefore, there may be less information available about a foreign company than there is about a domestic company.
                  Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Many foreign securities have substantially less trading volume than in the U.S. market, and securities in some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

  Emerging and    A Fund's investments in emerging and
  Developing      developing countries involve those same
  Markets         risks that are associated with foreign
                  investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, theses markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

  Depositary      Depositary Receipts are receipts typically
  Receipts        issued in the U.S. by a bank or trust
                  company   evidencing   ownership  of  an  underlying   foreign
                  security.  The  International  Equity Fund and the E. European
                  Equity  Fund may  invest  in  Depositary  Receipts  which  are structured  by a U.S.  bank  without  the  sponsorship  of the underlying foreign issuer. In addition to the risks of foreign investment  applicable  to  the  underlying  securities,  such unsponsored  Depositary  Receipts  may also be  subject to the risks  that  the  foreign  issuer  may  not  be  obligated  to cooperate  with  the U.S.  bank,  may not  provide  additional financial and other  information  to the bank or the investor, or  that  such  information  in the  U.S.  market  may  not be
                  current.   Please  refer  to  the   Statement  of   Additional
                  Information for more information on Depositary Receipts.

  Temporary       When the Adviser believes that investments
  Defensive       should be deployed in a temporary defensive
  Positions       posture because of economic or market
                  conditions,  each of the  Funds  may  invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S.  Government and its agencies) or other forms of  indebtedness  such as bonds,  certificates  of deposits or repurchase  agreements  (for the risks  involved in repurchase agreements see the Statement of Additional  Information).  For
                  temporary defensive purposes, each of the International Equity
                  Fund, E. European  Equity Fund and the Bond Fund may hold cash or debt  obligations  denominated  in U.S.  dollars or foreign currencies.  These debt  obligations  include U.S. and foreign government  securities  and  investment  grade  corporate debt
                  securities,   or  bank   deposits   of   major   international
                  institutions.   When  a  Fund  is  in  a  temporary  defensive
                  position,  it is not pursuing its stated investment objective.
                  The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

Investment Adviser - Vontobel USA Inc., 450 Park Avenue, New York, N.Y. 10022, manages the investments of each Fund pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement"). The Adviser is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of December 31, 1999, the Adviser manages in excess of $2.1 billion. The Adviser also acts as the adviser to three series of a Luxembourg fund organized by an affiliate of the Adviser. That fund does not accept investments from the U.S. The Adviser has provided investment advisory services to mutual fund clients since 1990.

Pursuant to the Advisory Agreements, the Adviser provides the Funds with investment management services and office space. The Adviser pays the office and clerical expenses that are associated with investment research, statistical analysis, and the supervision of the Fund's portfolios. The Adviser also pays the salaries (and other forms of compensation) of the Company's directors and officers or employees of the Company who are also officers, Directors or employees of the Adviser. Each Fund is responsible for all other expenses that are not specifically assumed by the Adviser. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, bookkeeping and record keeping fees, custodian and transfer agency fees and registration fees.

As compensation for its service as investment adviser for each of the Funds, the Adviser receives a fee. That fee is payable monthly an annualized rate that is equal to a percentage of the Fund's average daily net assets. The percentages are set forth below. These fees are higher than those charged to most other investment companies, but are comparable to fees paid by investment companies with investment objectives and policies similar to the Funds' investment objectives and policies.

For the fiscal year ended December 31, 1999, the Adviser earned $1,224,969 for the Value Fund, $1,474,217 for the International Equity Fund, $387,669 for the
E. European Equity Fund, $16,711 for the U.S. Equity Fund and $104,623 for the Bond Fund. The Adviser waived fees of $22,500 for the Value Fund, $16,711 for the U.S. Equity Fund and $104,623 for the Bond Fund.

In the interest of limiting expenses of the Value Fund, the U.S. Equity Fund and the Bond Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses are limited to 1.75% for the Value Fund and the U.S. Equity Fund; and 2.49% for the Bond Fund. These limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in thee ordinary course of business.

                                                 Int'l.   E.Eur.   U.S.
                                        Value    Equity   Equity   Equity   Bond
Amount of Assets Managed                Fund     Fund     Fund     Fund     Fund
--------------------------------------------------------------------------------
$0-$100 million                         1.00%    1.00%    1.25%   1.00%    1.25%
More than $100 million to $500 million  0.75%    0.75%    1.25%   1.00%    1.25%
More than $500 million to $1 billion    0.75%    0.75%    1.00%   0.875%   1.00%
More than $1 billion                    0.75%    0.75%    1.00%   0.75%    1.00%
--------------------------------------------------------------------------------

Mr. Edwin Walczak is a Senior Vice President of the Adviser.  Mr.
Walczak joined the Adviser in 1988 and has been the President and portfolio manager of the Value Fund since its inception in March, 1990.

Mr. Fabrizio Pierallini, who is the Chief Investment Officer and a Senior Vice President of the Adviser, has been the President and portfolio manager of the International Equity Fund since May, 1994 and the U.S. Equity Fund since its inception on August 18, 1997. From September, 1988 to April, 1991, Mr. Pierallini worked with Swiss Bank Corporation (now UBS), as a Vice President/Portfolio Manager in its Zurich office and from May, 1991 to April, 1994 as an Associate Director/Portfolio Manager in its New York office.

Mr. Mark Robertson joined the Adviser in September, 1991. He is a Vice President of the Adviser and the associate portfolio manager of the U.S. Equity Fund. Prior to joining the Adviser, Mr. Robertson was a securities analyst with the Value Line Investment Survey.

Mr. Rajiv Jain joined the Adviser in November, 1994. He is a First Vice President of the Adviser and the associate portfolio manager of the International Equity Fund. From 1993 to 1994, Mr. Jain worked as an analyst with Swiss Bank Corporation, New York.

Mr. Luca Parmeggiani, who is a Vice President of the Adviser, has been the portfolio manager of the E. European Equity Fund since October 1, 1997. Mr. Parmeggiani is a First Vice President of Vontobel Asset Management, Switzerland, which he joined in September, 1997 as head of Eastern European equity research and management. He was formerly a Vice President of Lombard Odier & Cie, Geneva, which he joined as a quantitative analyst in 1992, and was the portfolio manager of Lombard Odier's closed-end Polish Investment Fund and its Luxembourg-based Eastern Europe Fund. He is an EFFAS certified financial analyst (European Federation of Financial Analysts and Statisticians).

Dr. Monica Mastroberardino, Vice President of the Adviser, has been the portfolio manager of the Bond Fund since August, 1999. Dr. Mastroberardino has been a macroeconomic analyst with Vontobel Asset Management, Zurich, since February, 1998 and is the associate fund manger of its Luxembourg-based Eastern European Debt Fund. From February, 1995 to January, 1998, she worked as a macroeconomic and financial analyst for Credit Suisse, Zurich.

SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern
Time) on each business day ("Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this prospectus, the Fund is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The Fund's securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

Depositary Receipts (i.e., ADRs, EDRs and GDRs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

PURCHASING SHARES

You may purchase shares of the Fund directly from Vontobel Fund Distributors (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order.

The minimum initial investment for the Value Fund, E. European Equity Fund, U.S. Equity Fund and Bond Fund is $1,000. The minimum initial investment in the International Equity Fund is $200,000. Subsequent investments, for all Funds, must be $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs).

Purchase by Mail - To purchase shares of a Fund by mail complete and sign the attached application form (the "Account Application") and mail it together with your check to Fund Services, Inc., (the "Transfer Agent"), at P.O. Box 26305, Richmond, VA 23260. All checks should be made payable to the applicable Fund. For subsequent purchases, include the tear-off stub from a prior purchase confirmation with your check. Otherwise, identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire - You may purchase shares by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call the Transfer Agent at (800) 628-4077 for instructions, then notify the Distributor by calling
(800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail an Account Application promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions that you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

REDEEMING SHARES

You may redeem shares of the Funds at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." (See "Signature Guarantees.") The Transfer Agent will promptly notify you if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of the U.S. Value, U.S. Equity and International Equity Fund shares redeemed less than three months after purchase (including shares to be exchanged). The Company deducts a 2% redemption fee from proceeds of the E. European Equity and Bond Fund shares redeemed less than six months after purchase (including shares to be exchanged). The applicable Fund retains this amount to offset the Fund's costs of purchasing or selling securities. The Adviser reserves the right to waive the redemption fee for its clients.

After receipt of your request in proper order, the Transfer Agent will mail redemption proceeds to your registered address within seven days. The Transfer Agent will make payments payable to the registered owner(s) unless you specify otherwise in your redemption request.

Please note that: (1) the Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions; and (2) if the shares you are redeeming were purchased less than 15 days prior to the receipt of your redemption request, the Transfer Agent must determine the check you used to pay for the shares you are redeeming has cleared before it disburses the redemption proceeds. If you anticipate that you may make a redemption within 15 days after you purchase shares, you should make your purchase by wire, or by a certified, treasurer's or cashier's check.

The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the NAV per share next computed after the suspension is terminated.

Redemption by Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares or if you ask that the proceeds be sent to a different address or person. Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent to learn if a signature guarantee is needed or to make sure that it is completed appropriately. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone - You may redeem your shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10.00 service fee for each telephone redemption. The Transfer Agent may change the amount of this service charge at any time without prior notice.

You cannot redeem shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request to the Transfer Agent by overnight mail.

The Transfer Agent employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption by Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees - To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration;
(2) all requests to transfer the  registration of shares to another owner;  and,
(3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

OTHER SHAREHOLDER SERVICES

Individual Retirement Accounts (IRA's) - IRA accounts are available. Please call
(800)-527-9500 for information and to request forms.

Invest-A-Matic Account - Existing shareholders, who wish to make regular monthly investments in amounts of $50 or more, may do so through the Invest-A-Matic Account.

Exchange Privileges Account - You may exchange all or a portion of your shares in each Fund for the shares of certain other Funds having different investment objectives, provided that the shares of the Fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends from net investment income, if any, are declared annually by each Fund. Each of the Funds intends to distribute annually any net capital gains.

Dividends will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. If you do not wish to have your dividends reinvested in additional shares, you should send a written request to that effect to the Transfer Agent. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made with an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check each Fund's distribution schedule before you invest. Shareholders will be subject to tax on all dividends and distributions whether paid to them or reinvested in shares of the Fund.

DISTRIBUTIONS AND TAXES

Tax Considerations

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

By law, a Fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs a Fund to do so.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your Fund shares, you may have a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different series of the Company is the same as a sale.

Fund distributions and gains from the sale or exchange of your Fund shares will generally be subject to state and local income tax. Any foreign taxes paid by a Fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, investment advisers and consultants, financials planners, brokers, dealers and other investment professionals and directly through First Dominion Capital Corp. ("FDCC"), the Distributor for the Funds. The shares are offered and sold without any sales charges imposed by the Funds or the Distributor. However, investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years [or, if shorter, the period of the Fund's operations]. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Funds' financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon is included in the SAI. The Funds' financial statements, notes to financial statements and report of independent accountants are included in the SAI as well as in the Funds' Annual Report to Shareholders (the "Annual Report"). Additional performance information for the Funds is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

Vontobel U.S. Value Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

                                            Years ended December 31,
                                       -----------------------------------
                                       1999   1998     1997    1996   1995
                                       ----   ----     ----    ----   ----
Per Share Operating Performance
Net asset value,
 beginning of period                  $16.73 $16.51  $13.78 $13.25 $10.26
                                      ------ ------  ------ ------ ------

Income from investment operations
 Net investment income                  0.07   0.22    0.10   0.17  0.05
 Net realized and
     unrealized gain (loss)
 on investments                       (2.42)   2.06    4.61   2.65  4.09
                                      ------  -----   -----  ----- -----
Total from investment operations      (2.35)   2.28    4.71   2.82  4.14
                                      ------  -----  ----- -----   -----
Less distributions
 Distributions from
     net investment income            (0.11) (0.16)  (0.10) (0.19) (0.04)
 Distributions from
     Realized gain on
      Investments                      ---    (1.90)  (1.88) (2.10)(1.11)
                                      -----   ------  ------ ----- ------
Total distributions                   (0.11) (2.06)  (1.98) (2.29)(1.15)
                                      ------ ------  ------ ------ ------
Net asset value, end of
 period                               $14.27 $16.73  $16.51 $13.78 $13.25
                                      ====== ======  ====== ======= =====

Total Return                         (14.07%)14.70%  34.31%  21.28% 40.36%

Ratios/Supplemental Data
Net assets, end of
 Period (000's)                     $71,480 $200,463 $203,120 $69,552 $55,103

Ratio to average
 net assets - (A)
 Expenses - (B)                        1.87%  1.46%  1.61%  1.48%  1.65%
 Expenses - net (C)                    1.87%  1.45%  1.58%  1.43%  1.50%
 Net investment income                 0.40%  0.93%  0.72%  0.63%  0.38%
Portfolio turnover rate               66.62%122.71% 89.76%108.36% 95.93%

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .02% in 1999, 0.01% in 1998, 0.02% in 1997, 0.04% in 1996 and 0.06% in 1995.

(B) Expense ratio has been increased to include additional custodian fees in 1998, 1997, 1996 and 1995 which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits, the Fund received.

Vontobel International Equity FundFinancial HighlightsFor a Share
                                                      -----------
Outstanding Throughout Each Period

                                                    Years ended December 31,
                                               1999    1998   1997   1996   1995
                                               ----    ----   ----   ----   ----

Per Share Operating Performance

Net asset value, beginning                     $20.18$18.15 $18.22 $17.13 $16.23
Income from investment
 operations-

 Net investment income                          0.06   0.01  (0.03)  0.03   0.16
 Net realized and unrealized
 gain (loss) on investments                     9.07   2.98   1.74   2.85   1.61
 Total from investment

 operations                                     9.13   2.99   1.71   2.88   1.77
Less distributions-
 Distributions from net

 investment income                            (0.05)  0.00   0.00  (0.03) (0.17)
 Distributions from

 Realized gains                               (1.25) (0.96) (1.78) (1.76) (0.70)
 Total distributions                          (1.30) (0.96) (1.78) (1.79) (0.87)
Net asset value,
 end of period                                $28.01 $20.18 $18.15 $18.22 $17.13
Total Return                                  46.52% 16.77%  9.19% 16.98% 10.91%

Ratios/Supplemental Data
Net assets,

 end of period (000s)               $192,537 $161,933 $160,821 $151,710 $130,505
Ratio to average net assets-
 Expenses (A)                                  1.28%  1.40%  1.56%  1.60%  1.63%
 Expenses-net (B)                              1.27%  1.36%  1.50%  1.39%  1.53%
 Net investment income (loss)                  0.03%  0.06% (0.17%) 0.15%  0.41%
Portfolio turnover rate                       37.91% 41.51% 38.45% 54.58% 68.43%

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

Vontobel Eastern European Equity Fund

Financial Highlights

For a Share Outstanding Throughout Each Period

                                                                   February 15,*
                                        Years ended December 31, to December 31,
                                         ------------------------
                                        1999     1998    1997               1996
                                        ----     ----    ----               ----

Per Share Operating Performance

Net asset value,
 beginning of period                      $ 8.14   $15.25   $14.89        $10.00
Income from investment
 operations-

 Net investment loss                      (0.20)   (0.31)   (0.19)        (0.06)
 Net realized and unrealized
 gain (loss) on investments                 1.38    (6.80)    1.47          4.95
 Total from investment

 operations                                 1.18    (7.11)    1.28          4.89
Less distributions-
 Distributions from realized

 gains on investments                       0.00     0.00    (0.92)         0.00
Total distributions                         0.00     0.00    (0.92)         0.00
Net asset value, end
 of period                                 $9.32    $8.14   $15.25        $14.89
Total Return                              14.50%  (46.62)%   8.74%        48.90%

Ratios/Supplemental Data
Net assets, end of
 Period (000s)                            $33,644 $36,154 $139,408       $61,853

Ratio to average net assets-
 Expense                                 3.37%    2.57%    1.94%         2.02%**
 Expense                                 3.26%    2.41%    1.66%         1.71%**
 Net investment loss                    (2.35%)  (1.67%)  (1.30%)       (1.07)**
Portfolio turnover                       103.80%  135.35%  105.86%        38.69%

* Commencement of operations
** Annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

Vontobel U.S. Equity Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

                                  Years ended December 31,      September 1,* to
                                  ------------------------
                                     1999        1998          December 31, 1997
                                     ----        ----          -----------------

Per Share Operating
 Performance

Net asset value,
 beginning of period                 $7.31        $9.42                   $10.00

Income from investment
 operations-
 Net investment income

(loss)                              (0.02)        0.00                    (0.04)
 Net realized and
 unrealized gain
 (loss) on investments               2.40        (2.11)                   (0.54)

 Total from investment

 operations                          2.38        (2.11)                   (0.58)

Net asset value,
 end of period                      $9.69        $7.31                     $9.42

Total Return                       32.56%      (22.40%)                  (5.80%)
Ratios/Supplemental Data
Net assets, end of period         $10,946       $1,611                    $3,601

Ratio to average net assets- (A)
 Expenses (B)                       3.05%        2.38%                   2.41%**
 Expenses-net (C)                   3.02%        2.07%                   2.20%**
 Net investment loss              (1.68%)      (0.02%)                  (1.42)**
Portfolio turnover rate           128.26%      130.59%                    16.36%

(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased net investment income ratio by 5.64%, 3.75% and 1.25%, in 1999, 1998 and 1997, respectively.

(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(C)Expense ratio-net reflects the effect of the custodian fee credits the fund received.

* Commencement of operations
** Annualized

Vontobel Greater European Bond Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

                                  Years ended December 31,       September 1* to
                                  ------------------------
                                      1999       1998          December 31, 1997
                                      ----       ----          -----------------

Per Share Operating Performance

Net asset value,
 beginning of period                          $10.21       $9.70          $10.00

Income from investment
 operations

 Net investment income                          0.71        1.27            0.26
 Net realized and
 unrealized gain (loss)
 on investments                               (1.63)       1.09           (0.32)
Total from investment

 operations                                   (0.92)       2.36           (0.06)
Less distributions
 Distributions from

 net investment income                           -        (1.64)          (0.24)
 Distributions from

 capital gains                                    -        (0.21)             -
Total Distributions                            0.00       (1.85)          (0.24)
Net asset value, end of period                $9.29       $10.21           $9.70
Total Return                                 (9.01%)     24.54%          (0.55%)

Ratios/Supplemental Data
Net assets,
 end of period (000's)                        $9,336    $7,882           $14,438

Ratio to average net assets -(A)
 Expenses - (B)                              2.70%**     1.98%           2.38%**
 Expenses - net (C)                          2.49%**     1.98%           2.19%**
 Net investment income                       8.73%**    12.03%           8.28%**
Portfolio turnover rate                       61.37%      21.36%           0.00%

*Commencement of operations
**Annualized

(A) Management fee waivers reduced the expense ratio and increased the ratio of net investment income by 1.28% and .41% in 1999 and 1998, respectively.

(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Annual and semi-annual reports and other information regarding the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102. For more information about the Funds, you may wish to refer to the Company's SAI dated May 1, 2000, which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to Vontobel Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9500 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Funds may also be directed to the above address or telephone number. This prospectus is also available on-line at our website (www.vontobelfunds.com).

(Investment Company Act File No.  811-3551)

                        VONTOBEL FUNDS, INC.
                           (THE "COMPANY")

          1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 1-800-527-9500

STATEMENT OF ADDITIONAL INFORMATION

VONTOBEL U.S. VALUE FUND
VONTOBEL INTERNATIONAL EQUITY FUND
VONTOBEL EASTERN EUROPEAN EQUITY FUND
VONTOBEL U.S. EQUITY FUND
VONTOBEL GREATER EUROPEAN BOND FUND




This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus of the Vontobel U.S. Value Fund, Vontobel International Equity Fund, Vontobel Eastern European Equity Fund, Vontobel U.S. Equity Fund (formerly named Vontobel Emerging Markets Equity Fund) and Vontobel Greater European Bond Fund (collectively, the "Funds"), dated May 1, 2000. You may obtain the Prospectus of the Funds, free of charge, by writing to Vontobel Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling 1-800-527-9500.

The Funds' audited financial statements and notes thereto for the year ended December 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Funds' 1999 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Company or calling
(800)-527-9500.

The date of this SAI is May 1, 2000.

TABLE OF CONTENTS                                     PAGE


General Information
Investment Objectives
Strategies and Risks
Investment Programs

      Convertible Securities
      Warrants
      Illiquid Securities
      Debt Securities
      International Bonds
      Strategic Transactions
      Options
      Futures
      Currency Transactions
      Combined Transactions
      Eurocurrency Instruments
      Use of Segregated and Other Special Accounts
      Depositary Receipts
      Temporary Defensive Positions
      U.S. Government Securities
      Repurchase Agreements
      Reverse Repurchase Agreements
      When-Issued Securities
Other Investments
Investment Restrictions
Management of the Company
Principal Securities Holders

Investment Adviser and Advisory Agreement Management-Related Services Portfolio Transactions Portfolio Turnover Capital Stock and Dividends Dividends and Distributions Additional Information about Purchases and Sales Eligible Benefit Plans Tax Status Investment Performance Financial Information

GENERAL INFORMATION

Vontobel Funds, Inc. (the "Company") was organized as a Maryland corporation on October 28, 1983. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Vontobel U.S. Value Fund ("Value Fund"), Vontobel International Equity Fund ("International Equity Fund"), Vontobel Eastern European Equity Fund ("E. European Equity Fund"), Vontobel U.S. Equity Fund ("U.S. Equity Fund") and Vontobel
Greater European Bond Fund ("Bond Fund") (individually, a "Fund," collectively, the "Funds"). Each Fund is a separate investment portfolio or series of the Company (see "Capital Stock" below). Each of the International Equity, E. European Equity and U. S. Equity Funds is a "diversified" series," as that term is defined in the 1940 Act. The Value and Bond Funds are "non-diversified" series.

INVESTMENT OBJECTIVES

The Value Fund's investment objective is to achieve long-term capital returns. The investment objective of each of the International Equity and E. European Equity Funds is to achieve capital appreciation and the investment objective of the U.S. Equity Fund is to achieve long-term capital appreciation. The investment objective of the Bond Fund is to maximize total return from capital growth and income.

All investments entail some market and other risks. For instance, there is no assurance that a Fund will achieve its investment objective. You should not rely on an investment in a Fund as a complete investment program.

STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' Prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities: Each of the Value, International Equity, E. European Equity and U.S. Equity Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Funds have to pay more for a convertible security than the value of the underlying common stock.

Warrants: Each of the Value, International Equity, E. European Equity and U.S. Equity Funds may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid Securities: Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities: The Bond Fund intends to invest primarily in debt securities. It generally will invest in securities rated Baa3 or higher by Moody's Investor Service, Inc. ("Moody's") or BBB- by Standard & Poor's Rating Group ("S&P") or unrated securities which the Adviser believes are of comparable quality. The Fund reserves the right, however, to invest more than 5% of its assets in lower rated securities (including unrated securities which the Adviser believes to be of such lower quality). The Fund will invest no more than 10% in securities rated Ba2 and no more than 5% in securities rated B2 by Moody's or, respectively, securities rated BB and B by S&P, or securities which are unrated but are of comparable quality as determined by the Adviser. The Fund may invest substantial amounts in issuers from one or more countries and will normally have investments in securities of issuers from a minimum of three different countries. Under normal circumstances, the Value Fund and the U.S. Equity Fund will have at least 65% of its assets invested in common stocks or securities convertible into common stocks. The Value Fund and U.S. Equity Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities. The fixed income securities in which the Value Fund and the U.S. Equity Fund may invest will be rated at the time of purchase Baa or higher by Moody's, or BBB or higher by S&P, or foreign securities not subject to standard credit ratings, which the Adviser believes are of comparable quality.

International Bonds: International bonds are bonds issued in countries other than the United States. The investments of the Bond Fund may include debt securities issued or guaranteed by Western and Eastern European national governments, their agencies, instrumentalities or political subdivisions, corporate debt securities issued by borrowers in Western and Eastern European countries and Western and Eastern European bank holding company debt securities.

Strategic Transactions

Each of the Funds may utilize a variety of investment strategies to hedge various market risks (such as interest rates, currency exchange rates, and broad specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain (strategies described in more detail below). Such strategies are generally accepted as modern portfolio management and are regularly utilized by many mutual funds and institutional investors. Techniques and instruments may change over time as new instruments and strategies develop and regulatory changes occur.

In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as they are in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could also be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Options

Each of the Funds may purchase and sell options as described in the Prospectus and herein.

Put and Call Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (close of the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options and Eurocurrency instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. Although it is not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by a Fund and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a fund's limitation on investing no more than 10% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income.

The sale of put options can also provide income.

The Funds may  purchase  and sell call  options on  securities,  including  U.S.
Treasury and agency securities, mortgage-backed securities, corporate debt securities, and Eurocurrency instruments (see "Eurocurrency Instruments" below for a description of such instruments) that are traded in U.S. and foreign securities exchanges and in the over-the-counter markets, and futures contracts. Each of the International Equity, E. European Equity and the Bond Fund (collectively, the International Funds) may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, convertible securities, and Eurocurrency instruments (whether or not it holds the above securities in its portfolio), and futures contracts (except the Bond Fund) may not purchase or sell futures contracts on individual corporate debt securities.) The International Funds may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

The Funds may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Funds can achieve many of the same objectives that they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures

The International Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The Bond Fund may enter into financial futures contracts or purchase or sell put and call options on such futures for duration management. The use of futures for hedging is intended to protect an International Fund from (1) the risk that the value of its portfolio of investments in a foreign market may decline before it can liquidate its interest, or (2) the risk that a foreign market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the International Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the International Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. As with the hedging of foreign currencies, the precise matching of financial futures on foreign indices and the value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the International Funds to provide for the deposit of initial margin and the segregation of suitable assets to meet their obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by an International Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurocurrency instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The International Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The International Funds will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the International Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the International Fund. If the International Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

An International Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the International Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Currency Transactions

Each of the International Funds may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract between the parties, at a specified price. These contracts are traded in the interbank market and conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement or commissions charges. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies. Currency swaps operate similarly to an interest rate swap (described below). The International Funds may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO, or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time an International Fund is engaging in proxy hedging (see "Proxy Hedging," below). If an International Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below. Cross currency hedges may not be considered "directly related" to the International Funds' principal business of investing in stock or securities (or options and futures thereon), resulting in gains therefrom not qualifying under the "less than 30% of gross income" test of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an International Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges the International Fund has entered into to be rendered useless, resulting in full currency exposure and transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

The International Funds' dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging

Transaction Hedging occurs when a fund enters into a currency transaction with respect to specific assets or liabilities. These specific assets or liabilities generally arise in connection with the purchase or sale of a fund's portfolio securities or the receipt of income therefrom. The International Funds may use transaction hedging to preserve the United States dollar price of a security when they enter into a contract for the purchase or sale of a security denominated in a foreign currency. An International Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging

Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The International Funds may use position hedging when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The International Funds may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The International Funds will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross Hedging

The International Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the International Funds have or expect to have portfolio exposure.

Proxy Hedging

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the International Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the International Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Swedish krona is linked to the euro, the International Funds hold securities denominated in Swedish krona and the Adviser believes that the value of Swedish krona will decline against the U.S. dollar, the Adviser may enter into a contract to sell euros and buy U.S. dollars.

Combined Transactions

The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction or when the Adviser believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Eurocurrency Instruments

The International Funds may make investments in Eurocurrency instruments. Eurocurrency instruments are futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR") or to the interbank rates offered in other financial centers. Eurocurrency futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The International Funds might use Eurocurrency futures contracts and options thereon to hedge against changes in LIBOR and other interbank rates, to which many interest rate swaps and fixed income instruments are linked.

Segregated and Other Special Accounts

In addition to other requirements, many transactions require a Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by a Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates an International Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund other than those generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. An International Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the International Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the International Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

An International Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The International Equity and the E. European Equity Funds may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The International Equity and E. European Equity Funds may also invest in EDRs, GDRs and RDCs.

EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S. Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions

When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each of the Funds may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, each of the International Equity,
E. European Equity and the Bond Funds may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

U.S. Government Securities

The Funds may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Funds may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Funds may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Funds invest. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a Fund. The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Reverse Repurchase Agreements

 As a means of enhancing income, the Bond Fund may enter into reverse repurchase agreements with selected banks and broker/dealers. Under a reverse repurchase agreement, a Fund sells securities subject to an obligation to repurchase those securities at a specified time and price. In order to comply with U.S.
regulatory conditions applicable to investment companies, the Fund will recognize gains or losses on such obligations each day, and will segregate cash, U.S. government securities, or other high-grade debt instruments in an amount sufficient to satisfy its repurchase obligation. The Fund will also mark the value of the assets to market daily, and post additional collateral if necessary. The Fund may invest the payment received for such securities prior to fulfilling its obligation to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Therefore, the Fund's investment in reverse repurchase agreements is subject to the borrowing limitations of the 1940 Act (See "Investment Restrictions").

If the buyer under a repurchase agreement becomes insolvent, the Fund's right to reacquire its securities may be impaired. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the buyer of the securities before repurchase of the securities under a reverse repurchase agreement, it may encounter delay and incur costs before being able to apply the cash held to purchase replacement securities. Also, the value of such securities may increase before it is able to purchase them.

When-issued Securities

The Bond Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield of the securities are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund reflects gains or losses on such commitments each day, and segregates assets sufficient to meet its obligation pending payment for the securities.

OTHER INVESTMENTS

The Board of Directors may, in the future, authorize one or more of the Funds to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Funds have adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of each Fund.

As a matter of fundamental policy, a Fund will not:

1) Except for the Value and Bond Funds, as to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Except for the Value and Bond Funds, purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, except for the Emerging Markets Fund, more than 10% of any class of the outstanding stock or securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that each of the International Equity and E. European Equity Funds may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4) Buy or sell commodities or commodity contracts, provided that each of the International Equity and E. European Equity Funds may utilize not more than 1% of its assets for deposits or commissions required to enter into, for the International Equity Fund, forward foreign currency contracts, and for the E. European Equity Fund, financial futures contracts, for hedging purposes as described under "Investment Policies" and "Additional Information on Policies and Investments Strategic Transactions." (Such deposits or commissions are not required for forward foreign currency contracts.)

5) As to the International Equity and E. European Equity Funds, borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. As to the Value, U. S. Equity and Bond Funds, borrow money, except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% in connection with the issuance of senior securities. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Value, U.S. Equity and Bond Funds may borrow up to 33 1/3% of the value of the Fund's assets to meet redemptions, provided that the Fund may not make other investments while such borrowings are outstanding.

6) Make loans, except that a Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities and, with respect to the Bond Fund, except to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and policies may be deemed to be loans.

7) Invest more than 25% of a Fund's total assets in securities of one or more issuers having their principal business activities in the same industry, provided that, for the Bond Fund, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, for the purpose of this restriction: telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8) Except for the Bond Fund, invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)  Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)  Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)  Engage in short sales.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, a Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities.

In applying the fundamental investment policies and restrictions:

     (a) Restrictions with respect to repurchase agreements shall be construed to be for repurchase agreements entered into for the investment of available cash consistent with the Fund's repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

     (b) The Funds adhere to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

MANAGEMENT OF THE COMPANY

Directors and Officers

The  Company is  governed  by a Board of  Directors,  which is  responsible  for protecting the interests of shareholders. The Directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).

                                                         Principal
                                                         Occupation(s)
Name, Address and       Position(s) Held With            During the  Past 5
Age                        Company                       Years

*John Pasco, III        Chairman, Director              Mr. Pasco has served
1500 Forest Ave, Suite  and Treasurer                   as Treasurer and
223 Richmond, VA 23229                                  Director of
(55)                                                    Commonwealth
                                                        Shareholder Services,
                                                        Inc. ("CSS"), the
                                                        Company's
                                                        Administrator, since
                                                        1985; Director,
                                                        President and
                                                        Treasurer of
                                                        Commonwealth Capital
                                                        Management, Inc. (a
                                                        registered investment
                                                        adviser) since 1983;
                                                        Director and
                                                        shareholder of Fund
                                                        Services, Inc., the
                                                        Company's Transfer and
                                                        Disbursing Agent,
                                                        since 1987;
                                                        shareholder of
                                                        Commonwealth Fund
                                                        Accounting, Inc.,
                                                        which provides
                                                        bookkeeping services
                                                        to Star Bank; and
                                                        Chairman, Director and
                                                        Treasurer of the World
                                                        Funds, Inc., a
                                                        registered investment
                                                        company, since May
                                                        1997.  Mr. Pasco is
                                                        also a certified
                                                        public accountant.
*Henry Schlegel         Director                        Mr. Schlegel has
450 Park Avenue                                         served as a Director,
New York, NY 10022                                      the President and the
(47)                                                    Chief Executive
                                                        Officer of Vontobel USA
                                                        Inc., a registered
                                                        investment  adviser,
                                                        since 1988.


Samuel Boyd, Jr.        Director                        Mr. Boyd has served as
10808 Hob Nail Court                                    the Manager of the
Potomac, MD 20854                                       Customer Services
(59)                                                    Operations and
                                                        Accounting Division of
                                                        the Potomac  Electric
                                                        Power  Company
                                                        since  1978  and as
                                                        Director  of
                                                        World  Funds,  Inc.,
                                                        a registered
                                                        investment  company,
                                                        since  May 1997.   Mr.
                                                        Boyd   is   also  a
                                                        certified public
                                                        accountant.

William E. Poist        Director                        Mr. Poist has served
5272 River Road                                         as a financial and tax
 Bethesda, MD 20816                                     consultant through his
(60)                                                    firm Management
                                                        Consulting for
                                                        Professionals since
                                                        1968 and as Director
                                                        of World Funds, Inc.,
                                                        a registered
                                                        investment company,
                                                        since May  1997.  Mr.
                                                        Poist is also a
                                                        certified public
                                                        accountant.

Paul M. Dickinson       Director                        Mr. Dickinson has
8704 Berwickshire Drive                                 served as President of
Richmond, VA 23229                                      Alfred J. Dickinson,
(52)                                                    Inc., Realtors since
                                                        April 1971 and as a
                                                        Director  of
                                                        World  Funds,  Inc., a
                                                        registered
                                                        investment  company,
                                                        since  May 1997.

*Edwin D. Walczak       Vice President of the           Mr. Walczak has served
450 Park Avenue         Company and                     as Senior Vice President
New York, NY 10022      President of the                Portfolio Manager of
(46)                    Vontobel U.S.  Value Fund       Vontobel USA Inc., a
                                                        registered investment
                                                        adviser,since July 1988.

*Fabrizio Pierallini    Vice President of the           Mr. Pierallini has
450 Park Avenue         Company and                     served as Senior
New York, N.Y. 10022    President of the                Vice President and
(40)                    Vontobel                        Portfolio Manager
                        International Equity            of Vontobel
                        Fund and the                    USA Inc., a registered
                        Vontobel U.S. Equity            investment adviser,
                        Fund                            since April 1994.

*Monica Mastroberardino Vice President of the           Dr. Mastroberardino
450 Park Avenue         Company and President           has served as Vice
New York, NY 10022      of the Vontobel                 President and
(41)                    Greater European Bond           Portfolio Manager of
                        Fund                            Vontobel USA Inc., a
                                                        registered investment
                                                        adviser,  since
                                                        February 1999. Dr.
                                                        Mastroberardino  is  a
                                                        macroeconomic
                                                        analyst    with
                                                        Vontobel Asset
                                                        Management,
                                                        Switzerland, and  serves
                                                        as the associate
                                                        portfolio manager of the
                                                        Vontobel group's
                                                        Luxembourg-registered
                                                        Eastern European  Debt
                                                        Fund.  From February
                                                        1995 to January 1998 she
                                                        was a macroeconomic
                                                        analyst   with   Credit
                                                        Suisse, Switzerland.

*Luca Parmeggiani       Vice President of the           Mr. Parmeggiani has
450 Park Avenue         Company and President           served as Vice President
New York, NY 10022      of the Vontobel                 and Portfolio Manager
(38)                    Eastern European                of Vontobel USA Inc.,
                        Equity Fund                     a registered investment
                                                        adviser, since October
                                                        1997.  Mr. Parmeggiani
                                                        is a First Vice
                                                        President and the head
                                                        of European equity
                                                        management of
                                                        Vontobel Asset
                                                        Management,
                                                        Switzerland.  From 1992
                                                        to 1997 he was a
                                                        portfolio manager with
                                                        Lombard Odier & Cie,
                                                        Geneva.  Mr. Parmeggiani
                                                        is an EFFAS certified
                                                        financial analyst
                                                        (European Federation
                                                        of Financial Analysts
                                                        and  Statisticians).

F. Byron Parker, Jr.    Secretary                       Mr. Parker has served
810 Lindsay Court                                       as Secretary of
Richmond, VA 23229                                      Commonwealth
(57)                                                    Shareholder Services,
                                                        Inc. since 1986. He is
                                                        also a Partner in the
                                                        law firm Mustian &
                                                        Parker.

Compensation of Directors: The Company does not compensate the Directors who are officers or employees of the Adviser. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors. For the fiscal year ended December 31, 1999, the Directors received the following compensation from the Company:

                            Aggregate
                            Compensation          Pension or
                            From the              Retirement
                            Funds Fiscal          Benefits         Total
                            Year Ended            Accrued as       Compensation
Name and                    December 31,          Part of Fund     from the Fund
Position Held               1999(1)               Expenses         Company
--------------------------------------------------------------------------------
John Pasco, III, Director        N/A               N/A             N/A
Henry Schlegel, Director         N/A               N/A             N/A
Samuel Boyd, Jr., Director    $10,800              N/A          $10,800
William E.  Poist, Director   $12,000              N/A          $12,000
Paul M. Dickinson, Director   $12,000              N/A          $12,000

(1) This amount represents the aggregate amount of compensation paid to the Directors for: (a) service on the Board of Directors for the Funds for the fiscal year ended December 31, 1999.

POLICIES CONCERNING PERSONAL INVESTMENT ACTIVITIES

The Fund, its Investment Adviser and Principal Underwriter have each adopted a Codes of Ethics, as required by federal securities laws. Under the Funds' Code of Ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Funds or that are currently held by the Funds, subject to general restrictions and procedures. The personal securities transactions of access persons of the Funds, its Adviser and Principal Underwriter will be governed by the Funds' Code of Ethics.

The Code of Ethics is on file with, and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. In addition, the Code of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES PERSONS

As of April 1, 2000 the following persons owned of record or beneficially shares of the Funds in the following amounts.

Value Fund

Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,210,828.761 outstanding shares (or 31.079%); and Bank Vontobel AG and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 550,459.081 outstanding shares (or 14.129%).

International Equity Fund

Bank Vontobel AG and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 2,362,703.922 outstanding shares (or 34.203%); EAMCO, c/o Riggs Bank P.O. Box 96211, Washington, D.C. 20090-6211, owned of record 453,250.064 outstanding shares (or 6.561%); and Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 1,604,500.673 outstanding shares (or 23.227%).

E. European Equity Fund

Charles Schwab Reinvestment, 101 Montgomery Street, San Francisco, CA 94104, owned of record 839,542.223 outstanding shares (or 24.775%); Bank Vontobel AG and its affiliates for the benefit of its customers, Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 416,385.638 outstanding shares (or 12.288%); and National Investors Services Corp. for the exclusive benefit of its customers, 55 Water Street, New York, NY 10041, owned of record 290,146.581 outstanding shares (or 8.562%).

U.S. Equity Fund

Charles Schwab Reinvestment 101 Montgomery Street, San Francisco, CA 94104, owned of record 201,095.419 outstanding shares (or 14.993%); Bank Vontobel AG and its affiliates for the benefit of its customers Banhhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 273,295.746 outstanding shares (or 20.376%); and Vontobel USA Inc. 450 Park Avenue, New York, NY 10022, for Acct. # V042-007 owned of record 217,951.674 outstanding shares (or 16.25%).

Bond Fund

Bank  Vontobel  AG  and  its  affiliates  for  the  benefit  of  its  customers,
Bahnhofstrasse #3 CH-8022 Zurich, Switzerland, owned of record 592,935.706 outstanding shares (or 79.087%); and Palenzona Ingeborg of Bahnhofstrasse 33 Ch-8022 Zurich, Switzerland, owned of record 43,347.922 outstanding shares (or 5.782%).

MANAGEMENT OWNERSHIP

As of April 1, 2000, the Officers and Directors, individually and as a group, owned beneficially less than 1% of the outstanding shares of the Funds.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Vontobel USA Inc. (the "Adviser"), 450 Park Avenue, New York, N.Y. 10022, is each Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). The Adviser is a wholly owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange.

The Adviser serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). The Advisory Agreements for the Value Fund, International Equity Fund, E. European Equity Fund , U.S. Equity and Bond Funds are dated July 14, 1992, July 14, 1992, February 14, 1996, August 18, 1997 and August 18, 1997,
respectively. The Advisory Agreement for each such Fund may be renewed annually provided such renewal is approved annually by: 1) the Company's Board of Directors; or 2) by a majority vote of the outstanding voting securities of the Company and a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreements, the Adviser, subject to the supervision of the Directors, provides investment management advice with respect to securities and other instruments. The Adviser makes all decisions and performs all duties in accordance with the Funds' investment objectives, policies, and investment restrictions.

The Adviser is responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and negotiation of commissions. In placing orders with brokers or dealers, the Adviser will attempt to obtain the best price and execution for the Fund's orders. The Adviser may allocate brokerage to an affiliated dealer in accordance with written policies adopted by the Company's Board of Directors. The Adviser is also permitted to purchase and sell securities to and from brokers and dealers who provide the Adviser with research advice and other statistical services. In such instances, the Adviser may be authorized to pay a commission, which is higher than the commission that would be charged by another broker. From time to time, and subject to the Adviser obtaining the best price and execution for each Fund, the Board of Directors may authorize the Adviser to allocate brokerage transactions to a broker in consideration of: (1) the sale of Fund shares; or (2) payment of an obligation otherwise payable by the Funds.

Each Fund is obligated to pay the Adviser an advisory fee. That fee is payable monthly at an annual rate that is equal to a percentage of the Fund's average daily net assets. Both the Value and International Equity Funds pay the Adviser at a rate of 1.00% on the first $100 million and 0.75% on assets in excess of $100 million. The U.S. Equity Fund pays the Adviser at a rate of 1.00% on the first $500 million, 0.875% on the next $500 million and 0.75% on assets in excess of $1 billion. Both the E. European Equity and Bond Funds pay the Adviser at a rate of 1.25% on the first $500 million and 1.00% on assets in excess of $500 million. The table below shows the total amount of advisory fees that each Fund paid the Adviser for the last three fiscal years. The table also shows the amount of investment advisory fees that the Adviser waived during the last three fiscal years.

                                       Years Ended December 31,
Fund                        1997 Fee             1998 Fee               1999 Fee
                        Payable/Waived       Payable/Waived       Payable/Waived

Value Fund          $  986,164/22,500      $1,903,694/22,500   $1,224,969/22,500
International
  Equity Fund        1,443,062/ -0-         1,505,510/ -0-      1,474,217/ -0-
E. European
 Equity Fund         2,113,314/ -0-         1,003,342/ -0-        387,669/ -0-
U.S. Equity Fund*       14,720/14,720          35,051/35,051       16,711/16,711
Bond Fund*              57,164/ -0-           154,111/50,475     104,623/104,623


* Fees paid and/or waived in 1997 reflect payments for the period from September 1, 1997, the commencement of operations, to December 31, 1997.

In the interest of limiting expenses of the Value Fund, the U.S. Equity Fund and the Bond Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses are limited to 1.75% for the Value Fund and the U.S. Equity Fund; and 2.49% for the Bond Fund. These limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business.

Pursuant to the terms of the Advisory Agreements, the Adviser pays all expenses it incurs in connection with rendering its management services. Each Fund is responsible for all other expenses that are not specifically assumed by the Adviser. Such expenses include (but are not limited to) brokerage fees and commissions, legal fees, auditing fees, fees for bookkeeping and record keeping services, custodian and transfer agency fees and registration fees. The services furnished by the Adviser under the Advisory Agreements are not exclusive, and the Adviser is free to perform similar services for others.

ADMINISTRATION

Pursuant to the Administrative Services Agreement with the Company, dated January 7, 1999 (the "Service Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the administrator of the Funds. CSS supervises all aspects of the operation of the Funds, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly at annual rates of 0.20% of the average daily net assets of the Funds on the first $500 million and 0.15% on assets in excess of $500 million (which includes regulatory matters, backup of the pricing of shares of each Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

The table below shows the total amount of administrative fees that each Fund paid CSS for the last three fiscal years.

                                      Years Ended December 31,

Fund                               1997              1998                 1999

Value Fund                       $318,571          $504,371             $402,108
International Equity Fund         419,496           328,563              381,099
E. European Equity Fund           432,860           205,758              122,727
U.S. Equity Fund*                  11,074            18,245                1,889
Bond Fund*                         14,359            36,769               23,728

* Fees paid in 1997 reflect payments for the period from September 1, 1997, the commencement of operations, to December 31, 1997.

CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated November 1,1998, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Funds' securities and cash and as the Funds' accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the International Funds. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the International Funds outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the International Funds, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to such Funds' business.

TRANSFER AGENT

Pursuant to a Transfer Agent Agreement with the Company dated January 1, 1999, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

DISTRIBUTOR

Vontobel Fund Distributors, a division of First Dominion Capital Corp. (the "Distributor"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as the principal underwriter of the Funds' shares pursuant to a Distribution Agreement dated August 18, 1997. John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director.

INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for a Fund, may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more Funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each Fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Funds paid brokerage commissions as follows:

                                                Years Ended December 31,

Fund                                 1997              1998                1999

Value Fund                           $290,165          $496,553         $357,993
International Equity Fund             292,194           146,822          367,230
E. European Equity Fund               932,733           374,114          123,675
U.S. Equity Fund                        4,604            17,928           11,962
Bond Fund                               -0-               -0-               -0-

The Funds paid brokerage commissions to Vontobel Securities, Ltd.
(an affiliated broker-dealer) as follows:


                                                 Years ended December 31,

Fund                                  1997             1998                1999

Value Fund                             -0-              -0-                -0-
International Equity Fund              -0-              -0-                -0-
E. European Equity Fund                -0-              -0-                -0-
U.S. Equity Fund                       -0-              -0-                -0-
Bond Fund                              -0-              -0-                -0-

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for a Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 100%. As a result of negative investment performance, there were increased transactions (due to Fund redemptions) in the U.S. Value Fund for fiscal year end December 31, 1998 which caused the portfolio turnover to exceed 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers one class of shares. The Company is authorized to issue 500,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to each of the Funds. Each share has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

 A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its NAV as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Each Fund's share price, called its NAV, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern
Time) on each business day ("Valuation Time") that the NYSE is open; however, the Company's management may compute the NAV more frequently in order to protect shareholders' interests. As of the date of this SAI, the Fund is informed that the NYSE will be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

The Funds' securities are generally valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

Depositary Receipts (i.e., ADRs, EDRs and GDRs) will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

PURCHASING SHARES

You may purchase shares of the Funds directly from the Distributor or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. When you acquire or redeem shares through a securities broker or dealer, you may be charged a transaction fee. The offering price per share is equal to the NAV next determined after the Fund receives your purchase order. The minimum initial investment for the Value Fund, E. European Equity Fund, U.S. Equity Fund and Bond Fund is $1,000. The minimum initial investment in the International Equity Fund is $200,000. Subsequent investments for all Funds must be $50 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). You may purchase shares of a Fund by mail or wire.

ELIGIBLE BENEFIT PLANS

An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

SELLING SHARES

You may redeem shares of the Funds at any time and in any amount by mail or telephone. The Transfer Agent will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the NAV determined after FSI receives the redemption request in proper order. The Company deducts a 2% redemption fee from proceeds of the Value Fund, U.S. Equity Fund and International Equity Fund shares redeemed less than three months after purchase (including shares to be exchanged). The Company deducts a 2% redemption fee from proceeds of the E. European Equity Fund and Bond Fund shares redeemed less than six months after purchase (including shares to be exchanged). The applicable Fund retains this amount to offset the Fund's costs of purchasing or selling securities. The Adviser reserves the right to waive the redemption fee for its clients.

The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing at the NAV next computed after the suspension is terminated.

SMALL ACCOUNTS

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $10 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing sixty (60) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the Prospectus, each Fund offers the following shareholder services:

Regular Account: A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone Transactions: You may redeem shares or transfer into another Fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

Each Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Invest-A-Matic Account: Invest-A-Matic Accounts allow shareholders to make automatic monthly investments into their account. Upon request, FSI will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying FSI at (800) 628-4077.

Individual Retirement Account ("IRA"): All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA: A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year.

An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirement Accounts: Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege: Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the Fund the shareholder is exchanging into are noticed for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $1,000 for all funds except the International Equity Fund which is $200,000). Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day, if received by the Company prior to 4:00 p.m. EST). FSI will charge your account a $10.00 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income

The Funds receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of capital gains

The Funds may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign investments on distributions

Most foreign exchange gains realized on the sale of securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of distributions

The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise tax distribution requirements

To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations

If you are a corporate shareholder, you should note that 5.9% of the dividends paid by the Value Fund, for the most recent fiscal year, qualified for the dividends-received deduction. In some circumstances, you will be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise  be  required  to  pay  on  these  dividends.  The  dividends-received deduction will be available only with respect to dividends designated by the Value Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. The U.S. Equity Fund was not eligible for the intercorporate dividends-received deduction for fiscal year ended December 31, 1999.

Because the income of the International Equity Fund, E. European Equity Fund and Bond Fund is derived primarily from investments in foreign rather than domestic U.S securities, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by such Funds for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Investment in complex securities

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

YIELD INFORMATION

From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                             6
            Yield = 2[(a-b +1) -1]
                       ---
                       cd

where:

a     =  dividends and interest  earned during the period.
b     =  expenses  accrued for the period  (net of reimbursements).
c     =  the  average  daily  number of shares outstanding during the period that were entitled to receive dividends.
d     =  the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

TOTAL RETURN PERFORMANCE

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

            n
      P(1+T) = ERV

where:

P     =  a hypothetical initial payment of $1,000

T     =   average annual total return

n     =  number of years (1,5 or 10)

ERV   = ending redeemable value of a  hypothetical  $1,000  payment  made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

                  One-Year          Five-Years        Ten-Years     Since
                  Period Ended      Period Ended      Period Ended  Inception to
Fund              12/31/99          12/31/99          12/31/99      12/31/99

Value Fund        (14.07%)          17.64%            N/A           13.45% (1)
International
  Equity Fund      46.52%           19.36%            N/A           13.26% (2)
E. European
  Equity Fund      14.50%             N/A             N/A           (0.27%)(3)
U.S. Equity Fund   32.56%             N/A             N/A           (1.34%)(4)
Bond Fund          (9.01%)            N/A             N/A            5.26% (4)

(1)  Commencement of operations was March 30, 1990.
(2)  Commencement of operations was July 6, 1990.
(3)  Commencement of operations was February 15, 1996.
(4)  Commencement of operations was September 1, 1997.

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Funds may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Funds by contacting the Company directly at:

                              VONTOBEL FUNDS, INC.
                          1500 Forest Avenue, Suite 223

                               Richmond, VA 23229

                                 (800) 527-9500

The books of each Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

The Fund's audited financial statements and notes thereto for the year ended December 31, 1999 and the unqualified report of Tait, Weller & Baker, on such financial statements (the "Report") are incorporated by reference in this SAI and are included in the Fund's 1999 annual report to shareholders (the "Annual Report"). A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling
(800)-527-9500.

A prospectus and additional information may also be obtained from our website at www.vontobelfunds.com.

                           PART C - OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)  Articles of Incorporation.

     (1) Articles of Incorporation of The Commonwealth Group, Inc. (the "Registrant") dated October 14, 1983 as filed with the Maryland Department of Assessments and Taxation on October 28, 1983 are herein incorporated by reference to Exhibit (a)(1) to Item 23 of Post-Effective Amendment No. 36 (File Nos. 2-78931 and 811-3551) as filed with the Securities and Exchange Commission (the "Commission") on April 27, 1999.

     (2) Articles Supplementary of the Registrant dated October 24, 1984 as filed with the Maryland Department of Assessments and Taxation on November 7, 1984 dissolving the Commonwealth Emerging Growth Fund series and creating the Nicholson Growth Fund series and Newport Far East series are herein incorporated by reference to Exhibit (a)(3) to Item 23 of Post-Effective Amendment No. 36 (File Nos. 2-78931 and 811-3551 as filed with the Commission on April 27, 1999.

     (3) Articles of Amendment of the Registrant dated December 29, 1988, as filed with the Maryland Department of Assessments and Taxation on December 30, 1988, changing the name of the Corporation to Tyndall-Newport Fund and deleting all references to the Bowser Growth Fund series are herein incorporated by reference to Exhibit (a)(10) to Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (4) Articles Supplementary of the Registrant dated January 12, 1990 as filed with the Maryland Department of Assessments and Taxation on January 24, 1990 creating the Vontobel U.S. Value Fund series are herein incorporated by reference to Exhibit (a)(4) to Item 23 of Post-Effective Amendment No. 36 (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (5) Articles of Amendment of the Registrant dated January 8, 1991, as filed with the Maryland Department of Assessments and Taxation on March 5, 1991, deleting all references to Tyndall Fund are herein incorporated by reference to Exhibit (a)(11) to Item 23 of Post-Effective Amendment No. 36 to the
Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (6) Articles Supplementary of the Registrant, as filed with the Maryland Department of Assessments and Taxation on October 27, 1993 creating the Vontobel International Bond Fund series are herein incorporated by reference to Exhibit
(a)(5) to Item 23 of Post-Effective Amendment No. 36 (File Nos. 2-78931 and 811-3551 as filed with the Commission on April 27, 1999.

     (7) Articles Supplementary of the Registrant dated December 2, 1993 as filed with the Maryland Department of Assessments and Taxation on December 8, 1993 designating shares of each series are herein incorporated by reference to Exhibit (a)(6) to Item 23 of Post-Effective Amendment No. 36 (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (8) Articles Supplementary of the Registrant dated July 7, 1994 as filed with the Maryland Department of Assessments and Taxation on August 9, 1994 creating the Sand Hill Portfolio Manager Fund (f/k/a Sand Hill Allocated Growth
Fund) are herein incorporated by reference to Exhibit (a)(7) to Item 23 of Post-Effective Amendment No. 36 (File Nos. 2-78931 and 811-3551 as filed with the Commission on April 27, 1999.

     (9) Articles of Amendment of the Registrant dated October 12, 1994 as filed with the Maryland Department of Assessments and Taxation on October 14, 1994 renaming the Sand Hill Portfolio Manager Fund are herein incorporated by reference to Exhibit (a)(12) to Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (10)Articles Supplementary of the Registrant dated February 26, 1997 creating the Vontobel Emerging Markets Fund and the Vontobel Eastern European Debt Fund with the Maryland Department of Assessments and Taxation on April 22, 1997 are herein incorporated by reference to Exhibit (b)(1)(b) to Item 24 of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on June 3, 1997.

     (11)Articles of Amendment of the Registrant dated May 12, 1997 as filed with the Maryland Department of Assessments and Taxation on May 21, 1997 re: changing the Vontobel Emerging Markets Fund series to the Vontobel Emerging Markets Equity Fund series-are incorporated herein by reference to Exhibit
(b)(1)(d) to Item 24 of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on June 3, 1997.

     (12)Articles Supplementary, as filed with the Maryland Department of Assessments and Taxation on September 9, 1997 re: the liquidation of the Sand Hill Portfolio Manager Fund is filed herewith as Exhibit No. EX-99.(a)(12)


     (13) Articles of Amendment, as filed with the Maryland Department of Assessments and Taxation on December 27, 1999 changing the name of the Vontobel Emerging Markets Equity Fund to the Vontobel U.S. Equity Fund is filed herewith as Exhibit No. EX-99.(a)(13).

     (14)Articles Supplementary dated December 31, 1999 regarding the Agreement and Plan of Reorganization of the Vontobel International Bond Fund and the liquidation of the Vontobel International Bond Fund is filed herewith as Exhibit No. EX-99.(a)(14).

     (15)Articles of Amendment dated January 5, 2000, as filed with the Maryland Department of Assessments and Taxation on January 6, 2000 changing the name of the Vontobel Eastern European Debt Fund to the Vontobel Greater European Bond Fund is filed herewith as Exhibit No. EX-99.(a)(15).

(b)  By-Laws of the Registrant

     (1) By-Laws of the Registrant (f/k/a The Commonwealth Group, Inc.) dated August 3, 1988 are herein incorporated by reference to Exhibit (b) to Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (2) Amendment to By-Laws of the Registrant is herein incorporated by reference to Exhibit (b)(1) to Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

(c)  Instruments Defining Rights of Security Holders.

     (1) Specimen Share Certificates.

                Not applicable

     (2) a.   Articles of Incorporation
              See above exhibits in Item 23 (a).

         b.   By-Laws.
              See above exhibits in Item 23(b).

(d)  Investment Advisory Contracts

     (1) Investment Advisory Agreement between Vontobel USA Inc. and the Registrant on behalf of the Vontobel International Equity Fund dated July 14, 1992 is herein incorporated by reference to Exhibit (d)(1) of Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (2) Investment Advisory Agreement between Vontobel USA Inc. and the Registrant on behalf of the Vontobel U.S. Value Fund dated July 14, 1992 is herein incorporated by reference to Exhibit (d)(2) of Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (3) Investment Advisory Agreement between Vontobel USA Inc. and the Registrant on behalf of the Vontobel International Bond Fund dated February 10, 1994 is herein incorporated by reference to Exhibit (d)(3) of Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (4) Investment Advisory Agreement between Vontobel USA Inc. and the Registrant on behalf of the Vontobel Eastern European Equity Fund dated February 14, 1996 is herein incorporated by reference to Exhibit (d)(4) to Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (5) Investment Advisory Agreement between Vontobel USA Inc. and the Registrant on behalf of the Vontobel Eastern European Debt Fund dated August 18, 1997 is herein incorporated by reference to Exhibit (d)(5) to Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (6) Investment Advisory Agreement between Vontobel USA Inc. and the Registrant on behalf of the Vontobel Emerging Markets Equity Fund dated August 18, 1997 is herein incorporated by reference to Exhibit (d)(6) to Item 24 of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on June 3, 1997.


(e)  Underwriting Agreement.

     (1) Distribution Agreement between Vontobel Funds, Inc. and First Dominion Capital Corp. dated August 18, 1997 is herein incorporated by reference to Exhibit (e) to Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.


(f)  Bonus or Profit Sharing Contracts.

     Not applicable.


(g)  Custodian Agreement.

     (1) Custodian Agreement between Brothers Harriman & Co. and the Registrant dated November 11, 1998 is herein incorporated by reference to Exhibit (g) to
Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.


(h)  Other Material Contracts.

     (1) Transfer Agency Agreement between Fund Services, Inc. and the Registrant dated January 1, 1999 is herein incorporated by reference to Exhibit
(h)(1) to Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (2) Administrative Services Agreement between CSS and the Registrant dated January 1, 1999 is herein incorporated by reference to Exhibit (h)(2) to Item 23 of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on April 27, 1999.

     (3) Accounting Agency Agreement between Brown Brothers Harriman & Co. and the Registrant dated November 1, 1998 is filed herewith as Exhibit No. EX-99.(h)(3).


(i)  Legal Opinion.

     (1) Opinion of Stradley, Ronon, Stevens & Young, LLP is filed herewith as Exhibit No. EX-23.(i)(1).


(j)  Other Opinions.

     (1) Consent of Tait, Weller & Baker is filed herewith as Exhibit EX-23.(j)(1).


(k)  Omitted Financial Statements.

     Not Applicable.


(l)  Initial Capital Agreements.

     Not Applicable.


(m)  Rule 12b-1 Plan.

     Not Applicable.


(n)  Rule 18f-3 Plan.

     Not Applicable.


(o)  Reserved.


(p)  Code of Ethics.

     (1) The Code of Ethics of the Registrant and Underwriter is filed herewith as Exhibit EX-99.(p)(1).

     (2) The Code of Ethics of the Registrant's advisor, Vontobel USA, Inc. is filed herewith as Exhibit EX-99.(p)(2).


(q)  Powers of Attorney for:

     (1) Samuel Boyd, Jr. dated May 13, 1997 is incorporated herein by reference to Exhibit 19(a)(1) of Item 24(b) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on June 3, 1997.

     (2) Paul M. Dickinson dated May 13, 1997 is incorporated herein by reference to Exhibit 19(a)(2) of Item 24(b) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on June 3, 1997.

     (3) Henry Schlegel dated May 13, 1997 is incorporated herein by reference to Exhibit 19(a)(3) of Item 24(b) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on June 3, 1997.

     (4) William E. Poist dated May 13, 1997 is incorporated herein by reference to Exhibit 19(a)(4) of Item 24(b) of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File Nos. 2-78931 and 811-3551) as filed with the Commission on June 3, 1997.


     ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

         None.


ITEM 25. INDEMNIFICATION.

     The Registrant is incorporated under the General Corporation Law (the "GCL") of the State of Maryland. The Registrant's Articles of Incorporation provide the indemnification of directors, officers and other agents of the Registrant to the fullest extent permitted under the GCL. The Articles limit such indemnification so as to comply with the prohibition against indemnifying such persons under Section 17 of the Investment Company Act of 1940, as amended, for certain conduct set forth in that section ("Disabling Conduct"). Contracts between the Registrant and various service providers include provisions for indemnification, but also forbid the Registrant to indemnify affiliates for Disabling Conduct.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

     Vontobel USA Inc., the Investment Advisor to the Vontobel U.S. Value Fund series, the Vontobel International Equity Fund series, the Vontobel U.S. Equity Fund series, the Vontobel Eastern European Equity Fund series and the Vontobel Greater European Bond Fund series provides investment advisory services consisting of portfolio management for a variety of individual and institutions and as of April 1, 2000 had approximately $2.2 billion in assets under management.

     For information as to any other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of Vontobel USA Inc. (the "Advisor") is or has been at any time during the past two fiscal years, engaged for his own accord or in his capacity of director, officer, employee, partner or trustee, reference is made to the Advisor's Form ADV (File #801-21953), currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

ITEM 27. PRINCIPAL UNDERWRITERS

         (a)  The World Funds, Inc.

         (b)  Name and Principal    Position and Office    Positions and
              Business Address      with Underwriter       Offices
                                                           with Fund

              John Pasco, III       President, Chief       Chairman, President
              1500 Forest Avenue    Financial Officer,     and Treasurer
              Suite 223             Treasurer and
              Richmond VA 23229     Director

              Mary T. Pasco         Director               Assistant Secretary
              1500 Forest Avenue
              Suite 223
              Richmond, VA 23229

              Darryl S. Peay        Vice President         Assistant Secretary
              1500 Forest Avenue    Assistant
              Suite 223             Compliance Officer
              Richmond, VA 23229

              Lori J. Martin        Vice President &       None
              1500 Forest Avenue    Assistant Secretary
              Suite 223
              Richmond, VA 23229

              F. Byron Parker, Jr.  Secretary         Secretary
              Mustian & Parker
              8002 Discovery Drive
              Suite 101
              Richmond, VA 23229

         (c)  Not Applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     The accounts, books or other documents of the Registrant required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

     (a) Shareholder account records (including share ledgers, duplicate confirmations, duplicate account statements and application forms) of the Registrant are maintained by its transfer agent, Fund Services, Inc., at 1500 Forest Avenue, Suite 111, Richmond, VA. 23229.

     (b) Investment records including research information, records relating to the placement of brokerage transactions, memorandums regarding investment recommendations for supporting and/or authorizing the purchase or sale of assets, information relating to the placement of securities transactions, and certain records concerning investment recommendations of the Vontobel International Equity Fund, Vontobel U.S. Value Fund, Vontobel U. S. Equity Fund, Vontobel Eastern European Equity Fund, and the Vontobel Greater European Bond Fund series of the Registrant are maintained at each series' investment advisor, Vontobel USA Inc., at 450 Park Avenue, New York, N.Y. 10022.

     (c) Accounts and records for portfolio securities and other investment assets, including cash of the Vontobel International Equity Fund, Vontobel U.S. Value Fund, Vontobel U. S. Equity Fund, Vontobel Eastern European Equity Fund, and the Vontobel Greater European Bond Fund series are maintained in the custody of the Registrant's custodian bank, Brown Brothers Harriman & Co., at 40 Water Street, Boston, MA 02109.

     (d) Accounting records, including general ledgers, supporting ledgers, pricing computations, etc. of the Vontobel International Equity Fund, Vontobel U.S. Value Fund, Vontobel U. S. Equity Fund, Vontobel Eastern European Equity Fund, and the Vontobel Greater European Bond Fund series are maintained by the Registrant's accounting services agent, Brown Brothers Harriman & Co., at 40 Water Street, Boston, MA 02109.

     (e) Administrative records, including copies of the charter, by-laws, minute books, agreements, compliance records and reports, certain shareholder communications, etc., are kept at the Registrant's principal office, at 1500 Forest Avenue, Suite 223, Richmond, VA 23229, by the Registrant's Administrator, Commonwealth Shareholder Services, Inc., whose address is the same as Registrant's.

     (f) Records relating to distribution of shares of the Registrant are maintained by the Registrant's distributor, First Dominion Capital Corp. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229.

ITEM 29. MANAGEMENT SERVICES

         There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 30. UNDERTAKINGS.

         Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Richmond, and the Commonwealth of Virginia on the 28th day of April, 2000.

                           VONTOBEL FUNDS, INC.



                           By   /s/ John Pasco, III

                                John Pasco, III, Chairman and
                                Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature                  Title                    Date
John Pasco, III            Director, Chairman       April 28, 2000
                           Chief Executive
                           Officer and Chief
                           Financial Officer

Henry Schlegel*            Director                 April 28, 2000



Samuel Boyd, Jr.*          Director                 April 28, 2000



Paul M. Dickinson*         Director                 April 28, 2000



William E. Poist*          Director                 April 28, 2000


/s/John Pasco, III
-------------------
John Pasco, III

* Pursuant to Powers-of-Attorney on File

      Exhibit No.     Exhibit Index   EDGAR Exhibit
                                           No.

    Item 23(a)(12)   Articles         EX-99.(a)(12)
                     Supplementary

    Item 23(a)(13)   Articles of      EX-99.(a)(13)
                     Amendment

    Item 23(a)(14)   Articles         EX-99.(a)(14)
                     Supplementary
    Item 23(a)(15)   Articles of      EX-99.(a)(15)
                     Amendment

     Item 23(h)(3)   Accounting        EX-99.(h)(3)
                     Agency
                     Agreement

     Item 23(i)(1)   Consent of        EX-23.(i)(1)
                     Counsel

     Item 23(j)(1)   Consent of        EX-23.(j)(1)
                     Auditors

     Item 23(p)(1)   Code of Ethics    EX-99.(p)(1)

     Item 23(p)(2)   Code of Ethics    EX-99.(p)(2)

                                                EXHIBIT EX-99.(a)(12)
                                                ---------------------

                        VONTOBEL FUNDS, INC.
                        (formerly, The World Funds, Inc.)

                             Articles Supplementary

     Vontobel Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation") an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-105 (c) of the Maryland general Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Board of Directors of the Corporation, at a meeting held on May 13, 1997, adopted an Agreement and Plan of Reorganization (the "Plan") with respect to the Sand Hill Portfolio Manager Fund series, a duly organized and validly existing series of the Corporation, and authorized the Corporation's Officers to take any actions in furtherance of the Plan. The Plan provides for the liquidation of the Sand Hill Portfolio Manager Fund series promptly after its assets have been transferred to a newly-created series of The World Funds, Inc. Since such transfer of assets occurred on August 18, 1997l leaving the Sand Hill Portfolio Manager fund series with no assets, the Corporation hereby terminates the Sand Hill Portfolio Manager Fund series. The Fifty Million (50,000,000) shares of the Corporation's Common Stock (par value $.0l per share) which were classified and allocated to the Sand Hill Portfolio Manager Fund Series now revert to unclassified and unallocated shares of Common Stock of the Corporation.

     SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Five Hundred Million (500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Five Million Dollars ($5,000,000):

     One series of shares was designated as the Vontobel International Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares was designated as the Vontobel U. S. Value Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares was designated as the Vontobel International Bond Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares was designated as the Vontobel Eastern European Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares was designated as the Vontobel Emerging Markets Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares was designated as the Vontobel Eastern European Debt Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

(b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Five Hundred Million (500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Five Million Dollars ($5,000,000):

     One series of shares is designated as the Vontobel International Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares is designated as the Vontobel U.S. Value Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares is designated as the Vontobel International Bond Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares is designated as the Vontobel Eastern European Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares is designated as the Vontobel Emerging Markets Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares is designated as the Vontobel Eastern European Debt Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     IN WITNESS WHEREOF, Vontobel funds, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 4th day of September, 1997.

                                Vontobel Funds, Inc.



                                By:  /s/ John Pasco, III

                                John Pasco, III

                                Chairman and Chief Executive Officer

WITNESS:



/s/ Mary T. Pasco

Name:  Mary T. Pasco
Title:  Assistant Secretary

     THE UNDERSIGNED, Chairman and Chief Executive Officer of Vontobel Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, he foregoing Articles to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                s/s John Pasco, III

                                John Pasco, III

                                Chairman and Chief Executive Officer

Attest:



s/s Mary T. Pasco

Mary T. Pasco
Assistant Secretary

                                                EXHIBIT EX-99.(a)(13)
                                                ---------------------

                              VONTOBEL FUNDS, INC.

                              ARTICLES OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

     Vontobel Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

     SECOND: The Articles of Incorporation of the Corporation, as amended and supplemented, are further amended by changing the name of the Vontobel Emerging Markets Equity Fund series of the Corporation's Common Stock to the Vontobel U.S. Equity Fund series of the Corporation's Common Stock.

     THIRD: The amendment to the Articles of Incorporation of the Corporation as set forth above have been duly approved by a majority of the entire Board of Directors of the Corporation as required by law and are limited to changes expressly permitted by Section 2-605(a)(4) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

     FOURTH: The amendment to the Articles of Incorporation of the Corporation as set forth above do not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the series of stock that is the subject of the amendment.

     FIFTH: These Articles of Amendment shall become effective at 9:00 a.m. (Eastern time) on December _____, 1999.

     IN WITNESS WHEREOF, VONTOBEL FUNDS, INC. has caused these
Articles of Amendment to be signed in its name and on its behalf by its President and attested by its Assistant Secretary on this _______ day of December 1999.

                           VONTOBEL FUNDS, INC.

                           By:

                              John Pasco, III

                                    President

ATTEST:

By:  _______________________________
     Mary T. Pasco
     Assistant Secretary

         THE UNDERSIGNED, President of VONTOBEL FUNDS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                 John Pasco, III

                                    President

                                                EXHIBIT EX-99.(a)(14)
                                                ---------------------

                        VONTOBEL FUNDS, INC.




                             Articles Supplementary

     Vontobel Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation") an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-105 (c) of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Board of Directors of the Corporation, at a meeting held on July 28, 1999, adopted an Agreement and Plan of Reorganization (the "Plan") with respect to the Vontobel International Bond Fund series, a duly organized and validly existing series of the Corporation, and authorized the Corporation's Officers to take any actions in furtherance of the Plan. The Plan provides for the transfer of the assets of the Vontobel International Bond Fund into the Vontobel Eastern European Debt Fund on August 27, 1999. Since such transfer of assets occurred on August 27, 1999, leaving the Vontobel International Bond Fund with no assets, the Corporation hereby terminates the Vontobel International Bond Fund series. The Fifty Million (50,000,000) shares of the Corporation's Common Stock (par value $.0l per share) which were classified and allocated to the Vontobel International Bond Fund series now revert to unclassified and unallocated shares of Common Stock of the Corporation.

     SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Five Hundred Million (500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Five Million Dollars ($5,000,000):

     One series of shares was designated as the Vontobel International Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares was designated as the Vontobel U. S. Value Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares was designated as the Vontobel International Bond Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares was designated as the Vontobel Eastern European Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares was designated as the Vontobel Emerging Markets Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares was designated as the Vontobel Eastern European Debt Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

(c) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Five Hundred Million (500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Five Million Dollars ($5,000,000):

     One series of shares is designated as the Vontobel International Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares is designated as the Vontobel U.S. Value Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares is designated as the Vontobel Eastern European Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares is designated as the Vontobel Emerging Markets Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     One series of shares is designated as the Vontobel Eastern European Debt Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

     THIRD: The Board of Directors adopted resolutions to change the name of the vontobel Eastern European Debt Fund to the Vontobel Greater European Bond Fund.

     IN WITNESS WHEREOF, Vontobel Funds, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 31st day of December, 1999.

                                Vontobel Funds, Inc.



                                By:  /s/ John Pasco, III

                                John Pasco, III

                                Chairman and Chief Executive Officer

WITNESS:



/s/ Darryl S. Peay

Darryl S. Peay
Assistant Secretary

     THE UNDERSIGNED, Chairman and Chief Executive Officer of Vontobel Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                s/s John Pasco, III

                                John Pasco, III

                                Chairman and Chief Executive Officer

Attest:



s/s Darryl S. Peay

Assistant Secretary

                                                EXHIBIT EX-99.(a)(15)
                                                ---------------------

                              VONTOBEL FUNDS, INC.

                              ARTICLES OF AMENDMENT

                                       TO

                            ARTICLES OF INCORPORATION

     Vontobel Funds, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies, in accordance with
Section 2-605 and 2-607 and related sections of the Maryland General Corporation law, to the State Department of Assessments and taxation of Maryland that:

     First: The Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

     Second: The Articles of Incorporation of the Corporation, as amended and supplemented to date, are further amended by terminating the Vontobel
International Bond Fund series and changing the Fifty Million (50,000,000) shares of the Corporation's Common Stock (par value $.01 per share), which were classified and allocated to the Vontobel International Bond Fund series, to unclassified and unallocated shares of Common Stock of the Corporation.

     Third: The Articles of Incorporation of the Corporation, as amended and supplemented to date, are further amended by changing the name of the Vontobel Eastern European Debt Fund series of the Corporation's Common Stock to the Vontobel Greater European Bond Fund series of the Corporation's Common Stock.

     Fourth: The amendments to the Articles of Incorporation of the Corporation as set forth above have been duly approved by a majority of the entire Board of Directors of the Corporation as required by law and are limited to changes expressly permitted by Section 2-605(a)(4) of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

     Fifth: The amendments to the Articles of Incorporation of the Corporation as set forth above do not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the series of stock that is the subject of the amendment.

     IN WITNESS WHEREOF, VONTOBEL FUNDS, INC. has caused these
Articles of Amendment to be signed in its name and on its behalf by its President and attested by its Assistant Secretary on this 5th day of January 2000.


                           VONTOBEL FUNDS, INC.

                           By: ________________________

                                John Pasco, III

                                    President

ATTEST:

By: _________________________
     Darryl S. Peay
     Assistant Secretary

     THE UNDERSIGNED, President of VONTOBEL FUNDS, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                           -----------------------
                                 John Pasco, III

                                    President

                                                 EXHIBIT EX-99.(h)(3)

                           ACCOUNTING AGENCY AGREEMENT

     THIS ACCOUNTING AGENCY AGREEMENT is made as of November 1, 1998 by and between BROWN BROTHERS HARRIMAN & CO.,, a limited partnership organized under the laws of the State of New York (the "Accounting Agent"), and VONTOBEL FUNDS, INC. (the "Fund").

     WHEREAS, the Fund is registered as management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund desires to retain the Accounting Agent to perform certain accounting and recordkeeping services on behalf of the Fund, and the Accounting Agent is willing to render such services.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

     1. Employment of Accounting Agent . The Fund hereby employs and appoints the Accounting Agent to act as its fund accounting agent on the terms set forth in this Agreement, and the Accounting Agent accepts such appointment.

     2. Delivery of Documents. The Fund will (i) furnish the Accounting Agent with properly certified or authenticated copies of resolutions of the Fund's Board of Directors or Trustees authorizing the appointment of the Accounting Agent to provide certain fund accounting services to the Fund and approving this Agreement; (ii) provide the Accounting Agent with any other documents or resolutions (including but not limited to directions or resolutions of the Fund's Board of Directors or Trustees) which relate to or affect the Accounting Agent 's performance of its duties hereunder or which the Accounting Agent may reasonably request; and (iii) notify the Accounting Agent promptly of any matter affecting the performance by the Accounting Agent of its services under this Agreement.

     3. Recordkeeping and Calculation of Net Asset Value. - The Accounting Agent shall compute and determine the net asset value per share of the Fund as of the close of business on the New York Stock Exchange on each day on which such Exchange is open, unless otherwise directed by Proper Instructions. Such computation and determination shall be made in accordance with (1) the provisions of the Fund's Declaration of Trust or Certificate of Incorporation and By-Laws, as they may from time to time be amended and delivered to the Accounting Agent, (2) the votes of the Board of Trustees or Directors of the Fund at the time in force and applicable, as they may from time to time be delivered to the Accounting Agent, and (3) Proper Instructions. On each day that the Accounting Agent shall compute the net asset value per share of the Fund, the Accounting Agent shall provide the Fund's investment adviser with written reports which the investment adviser will use to verify that portfolio transactions have been recorded in accordance with the Fund's instructions and are reconciled with the Fund's trading records.

    In computing the net asset value, the Accounting Agent may rely upon any information furnished by Proper Instructions, including without limitation any information (1) as to accrual of liabilities of the Fund and as to liabilities of the Fund not appearing on the books of account kept by the Accounting Agent,
(2) as to the existence, status and proper treatment of reserves, if any, authorized by the Fund, (3) as to the sources of quotations to be used in computing the net asset value, including those listed in Appendix B, (4) as to the fair value to be assigned to any securities or other property for which price quotations are not readily available, and (5) as to the sources of information with respect to "corporate actions" affecting portfolio securities of the Fund, including those listed in Appendix B. (Information as to "corporate actions" shall include information as to dividends, distributions, stock splits, stock dividends, rights offerings, conversions, exchanges, recapitalizations, mergers, redemptions, calls, maturity dates and similar transactions, including the ex- and record dates and the amounts or other terms thereof.) The Fund may instruct the Accounting Agent to utilize a particular source for the valuation of a specific Security or other Property and the Accounting Agent shall protected in utilizing the valuation provided by such source without further inquiry in order to effect calculation of the Fund's net asset value. Notwithstanding anything in this Agreement to the contrary, the Accounting Agent shall not be responsible for the failure of the Fund or its investment adviser to provide the Accounting Agent with Proper Instructions regarding liabilities which ought to be included in the calculation of the Fund's net asset value.

    In like manner, the Accounting Agent shall compute and determine the net asset value as of such other times as the Board of Trustees or Directors of the Fund from time to time may reasonably request.

     4. Expenses and Compensation. For the services to be rendered and the facilities to be furnished by the Accounting Agent as provided for in this Agreement, the Fund shall pay the Accounting Agent for its services rendered pursuant to this Agreement a fee based on such fee schedule as may from time to time be agreed upon in writing by the Fund and the Accounting Agent. In addition to such fee, the Accounting Agent shall bill the Fund separately for any out-of-pocket disbursements of the Accounting Agent. Out-of-pocket disbursements shall include, but shall not be limited to, postage, including courier services; telephone; telecommunications; printing, duplicating and photocopying charges; forms and supplies; filing fees; legal expenses; and travel expenses. The foregoing fees and disbursements shall be billed to the Fund by the Accounting Agent and shall be paid promptly by wire transfer or other appropriate means to the Accounting Agent.

    5. Standard of Care. The Accounting Agent shall be held only to the exercise of reasonable care in computing and determining net asset value as provided in this Agreement, but shall not be held accountable or liable for any losses or damages the Fund or any shareholder or former shareholder of the Fund or any other person may suffer or incur arising from or based upon errors or delays in the determination of such net asset value resulting from any event beyond the reasonable control of the Accounting Agent unless such error or delay was due to the Accounting Agent's negligence or reckless or willful misconduct in determination of such net asset value. (The parties hereto acknowledge, however, that the Accounting Agent's causing an error or delay in the determination of net asset value may, but does not in and of itself, constitute negligence or reckless or willful misconduct.) In no event shall the Accounting Agent be liable or responsible to the Fund, any present or former shareholder of the Fund or any other person for any error or delay which continued or was undetected after the date of an audit performed by the certified public accountants employed by the Fund if, in the exercise of reasonable care in accordance with generally accepted accounting standards, such accountants should have become aware of such error or delay in the course of performing such audit. The Accounting Agent's liability for any such negligence or reckless or willful misconduct which results in an error in determination of such net asset value shall be limited exclusively to the direct, out-of-pocket loss the Fund, shareholder or former shareholder shall actually incur, measured by the difference between the actual and the erroneously computed net asset value, and any expenses the Fund shall incur in connection with correcting the records of the Fund affected by such error (including charges made by the Fund's registrar and transfer agent for making such corrections) or communicating with shareholders or former shareholders of the Fund affected by such error.

     Without limiting the foregoing, the Accounting Agent shall not be held accountable or liable to the Fund, any shareholder or former shareholder thereof or any other person for any delays or losses, damages or expenses any of them may suffer or incur resulting from (1) the Accounting Agent's failure to receive timely and suitable notification concerning quotations or corporate actions relating to or affecting portfolio securities of the Fund or (2) any errors in the computation of the net asset value based upon or arising out of quotations or information as to corporate actions if received by the Accounting Agent either (i) from a source which the Accounting Agent was authorized pursuant to the third paragraph of this Section to rely upon, (ii) from a source which in the Administrator's reasonable judgment was as reliable a source for such quotations or information as the sources authorized pursuant to that third paragraph, or (iii) relevant information known to the Fund or the Investment
Adviser which would impact the calculation of net asset value but which is not communicated by the Fund or the investment adviser to the Accounting Agent.

    In the event of any error or delay in the determination of such net asset value for which the Accounting Agent may be liable, the Fund and the Accounting Agent will consult and make good faith efforts to reach agreement on what actions should be taken in order to mitigate any loss suffered by the Fund or its present or former shareholders, in order that the Accounting Agent's exposure to liability shall be reduced to the extent possible after taking into account all relevant factors and alternatives. Such actions might include the Fund or the Accounting Agent taking reasonable steps to collect from any shareholder or former shareholder who has received any overpayment upon redemption of shares such overpaid amount or to collect from any shareholder who has underpaid upon a purchase of shares the amount of such underpayment or to reduce the number of shares issued to such shareholder. It is understood that in attempting to reach agreement on the actions to be taken or the amount of the loss which should appropriately be borne by the Accounting Agent, the Fund and the Accounting Agent will consider such relevant factors as the amount of the loss involved, the Fund's desire to avoid loss of shareholder good will, the fact that other persons or entities could have been reasonably expected to have detected the error sooner than the time it was actually discovered, the appropriateness of limiting or eliminating the benefit which shareholders or former shareholders might have obtained by reason of the error, and the possibility that other parties providing services to the Fund might be induced to absorb a portion of the loss incurred.

     6.  Limitation of Liability.
         -----------------------

         (a) The Accounting Agent shall incur no liability with respect to any telecommunications, equipment or power failures, or any failures to perform or delays in performance by postal or courier services or third-party information providers. The Accounting Agent shall also incur no liability under this Agreement if the Accounting Agent or any agent or entity utilized by the Accounting Agent shall be prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed, by reason of causes or events beyond its control, including but not limited to (x) any Sovereign Risk, or (y) any provision of any present or future law, regulation or order of the United States or any state thereof, or of any foreign country or political subdivision thereof, or of any securities depository or clearing agency, or (z) any provision of any order or judgment of any court of competent jurisdiction. A "Sovereign Risk" shall mean any nationalization; expropriation; devaluation; revaluation; confiscation; seizure; cancellation; destruction; strike; act of war, terrorism, insurrection or revolution; or any other act or event beyond the Accounting Agent's control.

         (b) Notwithstanding any other provision of this Agreement, the Accounting Agent shall not be held accountable or liable for any losses, damages or expenses the Fund or any shareholder or former shareholder of the Fund or any other person may suffer or incur arising from acts, omissions, errors or delays of the Accounting Agent in the performance of its obligations and duties hereunder, including without limitation any error of judgment or mistake of law, except a damage, loss or expense resulting from the Accounting Agent's willful malfeasance, bad faith or negligence in the performance of such obligations and duties. The Accounting Agent shall in no event be required to take any action which is in contravention of any applicable law, rule or regulation or any order or judgment of any court of competent jurisdiction. The Fund hereby agrees to indemnify the Accounting Agent against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any act, omission, error or delay or any claim, demand, action or suit, in connection with or arising out of performance of its obligations and duties under this Agreement, not resulting from the willful malfeasance, bad faith or negligence of the Accounting Agent in the performance of such obligations and duties.

     The Accounting Agent shall in no event be liable or responsible to the Fund, any present or former shareholder of the Fund or any other person for any error or delay which continued or was undetected after the date of an audit performed by the certified public accountants employed by the Fund if, in the exercise of reasonable care in accordance with generally accepted accounting standards, such accountants should have become aware of such error or delay in the course of performing such audit. It is also agreed that, in the event of an act, omission, error or delay which leads to losses, costs or expenses for which the Accounting Agent may be liable, the Fund and the Accounting Agent will consult and make good faith efforts to reach agreement on what actions should be taken in order to mitigate any loss suffered by the Fund or its present or former shareholders, in order that the Accounting Agent's exposure to liability shall be reduced to the extent possible after taking into account all relevant factors and alternatives. It is understood that in attempting to reach agreement on the actions to be taken or the amount of the loss which should appropriately be borne by the Accounting Agent, the Fund and the Accounting Agent will consider such relevant factors as the amount of the loss involved, the Fund's desire to avoid loss of shareholder good will, the fact that other persons or entities could have been reasonably expected to have detected the error sooner than the time it was actually discovered, the appropriateness of limiting or eliminating the benefit which shareholders or former shareholders might have obtained by reason of the error, and the possibility that other parties providing services to the Fund might be induced to absorb a portion of the loss incurred.

         (c) Notwithstanding anything else in this Agreement to the contrary, the Accounting Agent's entire liability to the Fund for any loss or damage arising or resulting from its performance hereunder or for any other cause whatsoever, and regardless of the form of action, shall be limited to the Fund's actual and direct out-of-pocket expenses and losses which are reasonably incurred by the Fund. In no event and under no circumstances shall the Accounting Agent or a Fund be held liable to the other party for consequential or indirect damages, loss of profits, damage to reputation or business or any other special damages arising under or by reason of any provision of this Agreement or for any act or omission hereunder.

     7.  Reliance by the Accounting Agent on Proper Instructions and
         -----------------------------------------------------------
Opinions of Counsel and Opinions of Certified Public Accountants.
----------------------------------------------------------------

         (a) The Accounting Agent shall not be liable for, and shall be indemnified by the Fund against any and all losses, costs, damages or expenses arising from or as a result of, any action taken or omitted in reliance upon Proper Instructions or upon any other written notice, request, direction, instruction, certificate or other instrument believed by it to be genuine and signed or authorized by the proper party or parties.

     Proper Instructions shall include a written request, direction, instruction or certification signed or initialed on behalf of the Fund by one or more persons as the Board of Trustees or Directors of the Fund shall have from time to time authorized. Those persons authorized to give Proper Instructions may be identified by the Board of Trustees or Directors by name, title or position and will include at least one officer empowered by the Board to name other individuals who are authorized to give Proper Instructions on behalf of the Fund. Telephonic or other oral instructions or instructions given by telefax transmission may be given by any one of the above persons and will also be considered Proper Instructions if the Accounting Agent believes them to have been given by a person authorized to give such instructions with respect to the transaction involved.

     With respect to telefax  transmissions,  the Fund hereby  acknowledges that
(i) receipt of legible instructions cannot be assured, (ii) the Accounting Agent cannot verify that authorized signatures on telefax instructions are original, and (iii) the Accounting Agent shall not be responsible for losses or expenses incurred through actions taken in reliance on such telefax instructions. The Fund agrees that such telefax instructions shall be conclusive evidence of the Fund's Proper Instruction to the Accounting Agent to act or to omit to act.

     Proper Instructions given orally will be confirmed by written instructions in the manner set forth above, including by telefax, but the lack of such confirmation shall in no way affect any action taken by the Accounting Agent in reliance upon such oral instructions. The Fund authorizes the Accounting Agent to tape record any and all telephonic or other oral instructions given to the Accounting Agent by or on behalf of the Fund (including any of its officers, Directors, Trustees, employees or agents or any investment manager or adviser or person or entity with similar responsibilities which is authorized to give Proper Instructions on behalf of the Fund to the Accounting Agent.)

         (b) The Accounting Agent may consult with its counsel or the Fund's counsel in any case where so doing appears to the Accounting Agent to be necessary or desirable. The Accounting Agent shall not be considered to have engaged in any misconduct or to have acted negligently and shall be without liability in acting upon the advice of its counsel or of the Fund's counsel.

         (c) The Accounting Agent may consult with a certified public accountant or the Fund's Treasurer in any case where so doing appears to the Accounting Agent to be necessary or desirable. The Accounting Agent shall not be considered to have engaged in any misconduct or to have acted negligently and shall be without liability in acting upon the advice of such certified public accountant or of the Fund's Treasurer.

     8.  Termination of Agreement.
         ------------------------

         (a) This Agreement shall continue in full force and effect until terminated by the Accounting Agent or the Fund by an instrument in writing delivered or mailed, postage prepaid, to the other party, such termination to take effect not sooner than ninety (90) days after the date of such delivery or mailing. In the event a termination notice is given by a party hereto, all expenses associated with the movement of records and materials and the conversion thereof shall be paid by the Fund for which services shall cease to be performed hereunder. The Accounting Agent shall be responsible for completing all actions in progress when such termination notice is given unless otherwise agreed.

     Notwithstanding anything in the foregoing provisions of this clause, if it appears impracticable in the circumstances to effect an orderly delivery of the necessary and appropriate records of the Accounting Agent to a successor within the time specified in the notice of termination as aforesaid, the Accounting Agent and the Fund agree that this Agreement shall remain in full force and effect for such reasonable period as may be required to complete necessary arrangements with a successor.

         (b) If a party hereto shall fail to perform its duties and obligations hereunder (a "Defaulting Party") resulting in material loss to another party ("the "Non-Defaulting Party"), the Non-Defaulting Party may give written notice thereof to the Defaulting Party, and if such material breach shall not have been remedied within thirty (30) days after such written notice is given, then the Non-Defaulting Party may terminate this Agreement by giving thirty (30) days' written notice of such termination to the Defaulting Party. If the Accounting Agent is the Non-Defaulting Party, its termination of this Agreement shall not constitute a waiver of any other rights or remedies of the Accounting Agent with respect to payment for services performed prior to such termination or rights of the Accounting Agent to be reimbursed for out-of-pocket expenses. In all cases, termination by the Non-Defaulting Party shall not constitute a waiver by the Non-Defaulting Party of any other rights it might have under this Agreement or otherwise against the Defaulting Party.

         (c) This Section 7 shall survive any termination of this Agreement, whether for cause or not for cause.

     9. Amendment of this Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.

     In connection with the operation of this Agreement, the Fund and the Accounting Agent may agree in writing from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

     In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     The section headings and the use of defined terms in the singular or plural tenses in this Agreement are for the convenience of the parties and in no way alter, amend, limit or restrict the contractual obligations of the parties set forth in this Agreement.

     10. GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW OF SUCH STATE. THE PARTIES HERETO IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN.

     11. Notices. Notices and other writings delivered or mailed postage prepaid to a Fund addressed to the Fund at 1500 Forest Avenue Suite 223, Richmond, Virginia 23226 or to such other address as the Fund may have designated to the Accounting Agent in writing, or to the Accounting Agent at 40 Water Street, Boston, MA 02109, Attention: Manager, Fund Accounting Department, or to such other address as the Accounting Agent may have designated to the Fund in writing, shall be deemed to have been properly delivered or given hereunder to the respective addressee.

     12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Fund and the Accounting Agent and their respective successors and assigns, provided that no party hereto may assign this Agreement or any of its rights or obligations hereunder without the written consent of the other party.

     13. Counterparts.     This Agreement may be executed in any
         ------------
number of counterparts, each of which shall be deemed to be an original, and which collectively shall be deemed to constitute only one instrument. This Agreement shall become effective when one or more counterparts have been signed and delivered by each of the parties.

     14. Exclusivity.     The services furnished by the Accounting
         -----------
Agent hereunder are not to be deemed exclusive, and the Accounting Agent shall be free to furnish similar services to others.

     15. Authorization.     The Fund hereby represents and warrants
         --------------
that the execution and delivery of this Agreement have been authorized by the Fund's Board of Directors or Trustees and that this Agreement has been signed by an authorized officer of the Fund.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first written above.

BROWN BROTHERS HARRIMAN & CO.       VONTOBEL FUNDS, INC.



By: /s/ Kristen F. Giarrusso                 By:  /s/ John Pasco, III
    -------------------------------------          ------------------
Name: Kristen F. Giarrusso               Name:  John Pasco, III
      ------------------------------            ---------------
Title:  Partner                          Title:  Chairman
        ----------------------------             --------

                                                 EXHIBIT EX-23.(i)(1)

STRADLEY                        Stradley, Ronon Stevens & Young, LLP
     RONON                          2600 One Commerce Square
     Attorneys At Law               Philadelphia, PA  19103-7098
                                Telephone    (215) 564-8000
                                Fax      (215) 564-8120




Steven M. Felsenstein

(215) 564-8074
sfelsenstsein@stradley.com

                                 April 20, 2000

Vontobel Funds, Inc.
Suite 223
1500 Forest Avenue
Richmond, Virginia  23226

         Re:  Legal Opinion-Securities Act of 1933

Ladies and Gentlemen:

     We have examined the Articles of Incorporation (the "Articles") of Vontobel Funds, Inc. (the "Corporation"), a corporation organized under the laws of the State of Maryland on October 28, 1983, the By-Laws of the Corporation, and the resolutions adopted by the Corporation's Board of Directors organizing the business of the Corporation, all as amended to date, and the various pertinent proceedings we deem material. We have also examined the Notification of Registration and the Registration Statements filed under the Investment Company Act of 1940 (the "Investment Company Act") and the Securities Act of 1933 (the "Securities Act"), all as amended to date, as well as other items we deem material to this opinion.

     The Corporation is authorized by its Articles to issue five hundred million (500,000,000) shares of common stock at a par value of $0.01 per share. The Corporation issues shares of the Vontobel U.S. Value Fund, Vontobel International Equity Fund, Vontobel U.S. Equity Fund, Vontobel Eastern European Equity Fund and Vontobel Greater European Bond Fund. The Articles designate, or authorize the Directors to allocate, shares of common stock to each such series. The Articles also empower the Directors to designate any additional series or classes and allocate shares to such series or classes.

     Malvern, PA * Wilmington, DE * Cherry Hill, NJ * Washington, DC
               A Pennsylvania Limited Liability Partnership

         Vontobel Funds, Inc.
         April 20, 2000
         Page Two



     The Corporation has filed with the U.S. Securities and Exchange Commission (the "Commission"), a Registration Statement under the Securities Act, which Registration Statement is deemed to register an indefinite number of shares of the Corporation pursuant to the provisions of Rule 24f-2 under the Investment Company Act. You have advised us that the Corporation has filed, and each year hereafter will timely file, a Notice pursuant to Rule 24f-2 perfecting the registration of the shares sold by the Corporation during each fiscal year during which such registration of an indefinite number of shares remains in effect.

              You have also informed us that the shares of the Corporation have been, and will continue to be, sold in accordance with the Corporation's usual method of distributing its registered shares, under which prospectuses are made available for delivery to offerees and purchasers of such shares in accordance with Section 5(b) of the Securities Act.

              Based upon the foregoing information and examination, so long as the Corporation remains a valid and subsisting entity under the laws of State of Maryland, and the registration of an indefinite number of shares of the Corporation remains effective, the authorized shares of the Corporation, when issued for the consideration set by the Board of Directors pursuant to the Articles, and subject to compliance with Rule 24f-2, will be legally outstanding, fully-paid, and non-assessable shares, and the holders of such shares will have all the rights provided for with respect to such holding by the Articles and the laws of the State of Maryland.

              We hereby consent to the use of this opinion, as an exhibit to the Registration Statement of the Corporation, along with any amendments thereto, covering the registration of the shares of the Corporation under the Securities Act and the applications, registration statements or notice filings, and amendments thereto, filed in accordance with the securities laws of the several states in which shares of the Corporation are offered, and we further consent to reference in the Registration Statement of the Corporation to the fact that this opinion concerning the legality of the issue has been rendered by us.

                                Very truly yours,

                       STRADLEY, RONON, STEVENS & YOUNG, LLP


                       By: /S/  STEVEN M. FELSENSTEIN
                           Steven M. Felsenstein

                                                 EXHIBIT EX-23.(j)(1)
                                                 --------------------



     CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We consent to the references to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Vontobel Funds, Inc. and to the use of our reports each dated January 22, 1999 on the financial statements and financial highlights of Vontobel U.S. Value Fund, Vontobel International Equity Fund, Vontobel Eastern European Equity Fund, Vontobel U.S. Equity Fund, and Vontobel Greater European Bond Fund, each a series of Vontobel Funds, Inc. Such financial statements, financial highlights and reports of independent certified public accountants appear in the 1999 Annual Report to Shareholders and are incorporated by reference in the Registration Statement and Prospectus.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April 28, 2000

                                                 EXHIBIT EX-99.(p)(1)
                                                 --------------------



First Dominion Capital Corp. (the "Distributor") a registered broker/dealer hereby adopts the attached Code of Ethics and where there is reference to the Advisor it shall also be deemed to refer to the distributor.



                                /s/ John Pasco, III
                                -------------------
                                John Pasco, III
                                President

                              VONTOBEL FUNDS, INC.

                                 CODE OF ETHICS

                                       AND

                          STATEMENT ON INSIDER TRADING

CODE OF ETHICS

                              Vontobel Funds, Inc.

     Rule 17j-1 under the Investment Company Act of 1940 (the "Act") requires registered investment companies, ("investment companies") and their investment advisors, and principal underwriters to adopt written codes of ethics designed to prevent fraudulent trading by those persons covered under Rule 17j-1. Rule 17j-1 also makes it unlawful for certain persons, including any officer or director of an investment company, in connection with the purchase or sale by such person of a security held or to be acquired by an investment company to:

     1. employ any device, scheme or artifice to defraud the investment company;


     2. make to the investment company any untrue statement of a material fact or omit to state to the investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

     3.  engage in any act,  practice  or course  of  business  which
operates or would operate as a           fraud  or  deceit  upon  the
investment company; or

     4. engage in any manipulative practice with respect to the investment company.

     Rule 17j-1 also requires that each investment company and its affiliates use reasonable diligence, and institute procedures reasonably necessary, to prevent violations of its code of ethics.

     In addition to Rule 17j-1 of the Act, the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer. Section 204A of the Investment Advisors Act of 1940 (the "Advisors Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them.
Section 204A provides that every person subject to Section 204 of the Advisors Act shall be required to establish procedures to prevent insider trading.

     Attached to this Code of Ethics (the "Code"), as Exhibit A, is a Statement on Insider Trading. Any investment advisor who acts as such for any series of Vontobel Funds, Inc. (the "Fund") and any broker-dealer who acts as the principal underwriter for any series of the Fund must comply with the policy and procedures outlined in the Statement on Insider Trading unless such investment advisor or principal underwriter has adopted a similar policy and procedures with respect to insider trading which are determined by the Fund's Board of Directors to comply with ITSFEA's requirements.

     This Code is being adopted by the Fund, (1) for implementation with respect to covered persons of the Fund; and (2) for implementation by any investment advisor to the Fund as that term is defined under the Act (each such investment advisor being deemed an "Investment Advisor" for purposes of this Code), and for any principal underwriter for the Fund, unless such investment advisor or principal underwriter has adopted a code of ethics and plan of implementation thereof which is determined by the Fund's Board of Directors to comply with the requirements of Rule 17j-1 and to be sufficient to effectuate the purpose and objectives of Rule 17j-1.

                         STATEMENT OF GENERAL PRINCIPLES

     This Code is based on the principle that the officers, directors, and employees of the Fund and the officers, directors, and employees of the Fund's investment advisor(s) owe a fiduciary duty to the shareholders of the Fund and, therefore, the Fund's and investment advisor's personnel must place the shareholders' interests ahead of their own. The Fund's and investment advisor's personnel must also avoid any conduct which could create a potential conflict of interest, and must ensure that their personal securities transactions do not in any way interfere with the Fund's portfolio transactions and that they do not take inappropriate advantage of their positions. All persons covered by this Code must adhere to these general principles as well as the Code's specific provisions, procedures, and restrictions.

DEFINITIONS

     For purposes of this Code:

     "Access Person" means any director officer, employee, or advisory person of the Fund, or those persons who have an active part in the management, portfolio selection, or underwriting functions of the Fund, or who, in the course of their normal duties, obtain prior information about the Fund's purchases or sales of securities (i.e. traders and analysts).

     "Advisory Person". With respect to an Investment Advisor, an Advisory Person means any director, officer, general partner, or employee who, in connection with his/her regular functions or duties, makes, participates in, or obtains current information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales, including any natural person in a control relationship to the Fund who obtains current information concerning recommendations made with regard to the purchase or sale of a security by the Fund.

     "Investment Personnel" shall mean any securities analyst, portfolio manager, or a member of an investment committee who is directly involved in the decision making process as to whether or not to purchase or sell a portfolio security and those persons who provide information and advice to a Portfolio Manager or who help execute a Portfolio Manager's decisions.

     "Fund Personnel" shall mean an Access Person, Advisory Person, and/or Investment Personnel.

     "Portfolio Manager" shall mean an employee of an Investment Advisor entrusted with the direct responsibility and authority to make investment decisions affecting the Fund.

     "Beneficial Ownership" shall be as defined in Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefits which are substantially equivalent to ownership regardless of who is the registered owner. This would include:

     (i) securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise, regardless of whether the securities are owned individually or jointly;

     (ii) securities held in the name of a member of his or her immediate family sharing the same household;

     (iii) securities held by a trustee, executor, administrator, custodian or broker;

     (iv) securities owned by a general partnership of which the person is a member or a limited partnership of which such person is a general partner;

     (v) securities held by a corporation which can be regarded as a personal holding company of a person; and

     (vi) securities recently purchased by a person and awaiting transfer into his or her name.

     "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States or by Federal agencies which are direct obligations of the United States, bankers' acceptances, bank certificates of deposits, and commercial paper. A future or an option on a future will be deemed to be a security subject to this Code.

     "Purchase or sale of a security" includes the writing of an option to purchase or sell a security.

     A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made by an Investment Advisor and such determination has been communicated to the Fund. With respect to the Investment Advisor making the recommendation, a security is being considered for purchase or sale when an officer, director or employee of such Investment Advisor seriously considers making such a recommendation.

     Solely for purposes of this Code, any agent of the Fund charged with arranging the execution of a transaction shall be subject to the reporting requirements of this Code as to any such security as and from the time the security is identified to such agent as though such agent was an Investment Advisor hereunder.

     NOTE: An officer or employee of the Fund or an Investment Advisor whose duties do not include the advisory functions described above, who does not have access to the advisory information contemplated above, and whose assigned place of employment is at a location where no investment advisory services are performed for the Fund, is not an "Advisory Person" or an "Access Person" unless actual advance knowledge of a covered transaction is furnished to such person.

                             PROHIBITED TRANSACTIONS

     Fund Personnel shall not engage in any act, practice or course of conduct which would violate the provisions of Rule 17j-1 set forth above. No Access Person or Advisory Person shall purchase or sell, directly or indirectly any security in which he/she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which, to his/her actual knowledge, at the time of such purchase or sale (i) is being considered for purchase or sale by the Fund; or (ii) is being purchased or sold by the Fund; except that the prohibitions of this section shall not apply to:

     (1) purchases or sales affected in any account over which the Access Person or Advisory Person has no direct or indirect influence or control;

     (2) purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Fund;
     (3) purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the security involved came within the purview of this Code; and

(4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

PROHIBITED TRANSACTIONS BY INVESTMENT PERSONNEL


No Investment Personnel shall:

(a)  acquire any securities in an initial public offering; or
(b)  acquire securities in a private placement without prior written
                                                       -------------
     approval of the Fund's compliance officer or other officer
     ---------
     designated by the Board of Directors.


     In considering a request to invest in a private placement, the Fund's compliance officer will take into account, among other factors, whether the investment opportunity should be reserved for the Fund, and whether the opportunity is being offered to Investment Personnel by virtue of their/his/her position with the Fund. Should Investment Personnel be authorized to acquire securities through a private placement, they/he/she shall, in addition to reporting the transaction on the quarterly report to the Fund, disclose the interest in that investment to other Investment Personnel participating in that investment decision if and when they/he/she plays a part in the Fund's subsequent consideration of an investment in that issuer. In such a case, the Fund's decision to purchase securities of that issuer will be subject to an independent review by Investment Personnel who have no personal interest in the issuer.

                                BLACKOUT PERIODS

     No Access Person or Advisory Person shall execute a securities transaction on a day during which the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, a Portfolio Manager is expressly prohibited from purchasing or selling a security within seven (7) calendar days before or after the Fund that he/she manages trades in that security.

     The foregoing prohibition of personal transactions during the seven day period following the execution of a transaction for the Fund shall not apply with respect to a security when the portfolio manager certifies in writing to the Compliance Officer that the Fund's trading program in that security is complete. Each transaction authorized by the Compliance Officer pursuant to this provision shall be reported to the Board by the Compliance Officer at the Board's next regular meeting.

     Should Fund Personnel trade within the proscribed period, such trade should be canceled if possible. If it is not possible to cancel the trade, all profits from the trade must be disgorged and the profits will be paid to a charity selected by the Fund Personnel and approved by the officers of the Fund.

     The prohibitions of this section shall not apply to:

     (1) purchases or sales affected in any account over which the Access Person or Advisory Person has no direct or indirect influence or control if the person making the investment decision with respect to such account has no actual knowledge about the Fund's pending "buy" or "sell" order;

     (2) purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Fund;
(3) purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the security involved came within the purview of this Code; and

(4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                               SHORT-TERM TRADING

     No Investment Personnel shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities which are owned by the Fund or which are of a type suitable for purchase by the Fund, within sixty (60) calendar days. Any profits realized on such short-term trades must be disgorged and the profits will be paid to a charity selected by the Investment Personnel and approved by the officers of the Fund. The compliance officer or other officer designated by the Board of Directors may Permit in writing exemptions to the prohibition of this section, on a case-by-case basis, when no abuse is involved and the equities of the circumstances support an exemption.

GIFTS

     No Investment Personnel shall accept a gift or other thing of more than de minimis value ("gift") from any person or entity that does business with or on behalf of the Fund if such gift is in relation to the business of the employer of the recipient of the gift. In addition, any Investment Personnel who receives an unsolicited gift or a gift with an unclear status under this section shall promptly notify the compliance officer and accept the gift only upon written approval of the compliance officer.

                              SERVICE AS A DIRECTOR

     No Investment Personnel shall serve as a director of a publicly traded company absent prior written authorization from the Board of Directors based upon a determination that such board service would not be inconsistent with the interests of the Fund and its shareholders.

                              COMPLIANCE PROCEDURES

1. All Fund Personnel shall pre-clear their personal securities transactions prior to executing an order. A written request must be submitted to the Fund's compliance officer, and the compliance officer must give his/her written authorization prior to Fund Personnel placing a purchase or sell order with a broker. Should the compliance officer deny the request, he/she will give a reason for the denial.

     Approved request will remain valid for two (2) business days from the date of the approval.1

2. Fund Personnel shall instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

3. Fund Personnel, other than directors or officers required to report their securities transactions to a registered investment advisor pursuant to Rule 204-2(a)(12) or (13) under the Investment Advisors Act, shall submit reports showing all transactions in securities as defined herein in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

4. Each director, who is not an interested person of the Fund as defined in the Act, shall submit reports as required under subparagraph 3 above, but only for transactions in reportable securities where at the time of the transaction the director knew, or in the ordinary course of fulfilling his/her official duties as a director should have known, that during the seven
     (7) day period immediately preceding the date of the transaction by the director, such security was purchased or sold by the Fund or was being considered for purchase or sale by the Fund.

5. Every report required to be made under subparagraphs 3 and 4 above shall be made not later than ten (10) days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report shall contain the following information concerning any transaction required to be reported therein:

     (a) the date of the transaction;

     (b) the title and number of shares;

     (c) the principal amount involved;

     (d) the nature of the transaction (i.e. purchase, sale, or other type of acquisition or disposition);

(e)  the price at which the transaction was effected; and

(f) the name of the broker, dealer or bank with or through whom the transaction was effected.

6. The compliance officer shall identify all Fund Personnel who have a duty to make the reports required hereunder and shall inform each such person of such duty, and shall receive all reports required hereunder.

7. The compliance officer shall promptly report to the Fund's Board of Directors (a) any apparent violation of the prohibitions contained in this Code, and (b) any reported transactions in a security which was purchased or sold by the Fund within seven (7) days before or after the date of the reported transaction.

8. The Fund's Board of Directors, or a Committee of Directors created by the Board of Directors for that purpose, shall consider reports made to the Board of Directors hereunder and shall determine whether or not this Code has been violated and what sanctions, if any, should be imposed.

9. This Code, a list of all persons required to make reports hereunder from time to time, a copy of each report made by Fund Personnel, each memorandum made by the compliance officer hereunder, and a record of any violation hereof and any action taken as a result of such violation, shall be maintained by the Fund as required under Rule 17j-1.

10. Upon the commencement of employment of a person who would be deemed to fall within the definition of "Fund Personnel", that person must disclose all personal securities holdings to the compliance officer.

11. All Fund Personnel must report, on an annual basis, all personal securities holdings.

12.  At least annually, all Fund Personnel will be required to certify that they
     (a) have read and understand the Code; (b) recognize that they are subject to the requirements outlined therein; (c) have complied with the requirements of the Code; (d) have disclosed and reported all personal securities transactions required to be disclosed; and (e) have disclosed all personal securities holdings.

13. The Fund's compliance officer shall prepare an annual report to the Fund's Board of Directors. Such report shall (a) include a copy of the Fund's Code; (b) summarize existing procedures concerning personal investing and any changes in the Code's policies or procedures during the past year; (c) identify any violations of the Code; and (d) identify any recommended changes in existing restrictions, policies or procedures based upon the Fund's experience under the Code, any evolving industry practices, or developments in applicable laws or regulations.

EXHIBIT A


                          STATEMENT ON INSIDER TRADING

     The Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer, or any person associated with the investment advisor and/or broker-dealer.

     Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them. Section 204A provides that every person subject to
Section 204 of the Advisers Act shall be required to establish procedures to prevent insider trading.

     Each investment advisor who acts as such for any series of Vontobel Funds, Inc. (the "Fund") and each broker-dealer which acts as principal underwriter to any series of the Fund has adopted the following policy, procedures, and supervisory procedures in addition to the Fund's Code of Ethics. Throughout this document the investment advisor(s) and principal underwriter(s) shall collectively be called the "Providers".

                               SECTION I - POLICY

     The purpose of this Section 1 is to familiarize the officers, directors, and employees of the Providers with issues concerning insider trading and to assist them in putting into context the policy and procedures on insider trading.

Policy Statement:

No person to whom this Statement on Insider Trading applies, including officers, directors, and employees, may trade, either personally or on behalf of others (such as mutual funds and private accounts managed by a Provider) while in possession of material, non-public information; nor may any officer, director, or employee of a Provider communicate material, non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." This policy applies to every officer, director, and employee of a Provider and extends to activities within and outside their duties as a Provider. It covers not only personal transactions of covered persons, but indirect trading by family, friends and others, or the non-public distribution of inside information from you to others. Every officer, director, and employee must read and retain this policy statement. Any questions regarding the policy and procedures should be referred to the compliance officer.

     The term "insider trading" is not defined in the Federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or the communications of material nonpublic information to others who may then seek to benefit from such information.

     While the law concerning insider trading is not static, it is generally understood that the law prohibits:

     (a) trading by an insider, while in possession of material non-public information, or

     (b) trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

     (c) communicating material non-public information to others.

     The elements of insider trading and the penalties for such unlawful conduct are discussed below.

1. Who is an Insider? The concept of "insider" is broad. It includes officers, directors, and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment advisor may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

2. What is Material Information? Trading on inside information can be the basis for liability when the information is material. In general, information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

3. What is Non-Public Information? Information is non-public until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, the Wall Street Journal or other publications of general circulation would be considered public. (Depending on the nature of the information, and the type and timing of the filing or other public release, it may be appropriate to allow for adequate time for the information to be "effectively" disseminated.)

4. Reason for Liability. (a) Fiduciary duty theory - in 1980 the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a direct or indirect fiduciary relationship with the issuer or its agents. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will disclose any material non-public information or refrain from trading. (b) Misappropriation theory - another basis for insider trading liability is the ,'misappropriation" theory, where liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person.

5.  Penalties  for  Insider  Trading.  Penalties  for  trading  on or
    -----------------------------------
communicating material non-public information are severe, both for individuals and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

o    civil injunctions
o    treble damages
o    disgorgement of profits
o    jail sentences
o fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and

o fines for the employer or other controlling person of up to the greater of $1 million or three times the amount of the profit gained or loss avoided.

     In addition, any violation of this policy statement can be expected to result in serious sanctions by a Provider, including dismissal of the persons involved.

                             SECTION II - PROCEDURES

     The following procedures have been established to aid the officers, directors, and employees of a Provider in avoiding insider trading, and to aid in preventing, detecting, and imposing sanctions against insider trading. Every officer, director, and employee of a Provider must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability, and/or criminal penalties. If you have any questions about these procedures you should consult the compliance officer.

1.  Identifying  Inside  Information.  Before trading for yourself or
    -----------------------------------
others, including investment companies or private accounts managed by a Provider, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

     i. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

     ii. Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?

     If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

     (a) Report the matter immediately to the compliance officer.

     (b) Do not purchase or sell the security on behalf of yourself or others, including investment companies or private accounts managed by a Provider.

     (c) Do not communicate the information to anybody, other than to the compliance official.

     (d) After the compliance official has reviewed the issue, you will be instructed to either continue the prohibitions against trading and communication, or you will be allowed to communicate the information and then trade.

2.  Personal  Security  Trading.  Ail  officers,  directors,  and employees of a
Provider (other than officers, directors and employees who are required to report their securities transactions to a registered investment company in accordance with a Code of Ethics) shall submit to the compliance officer, on a quarterly basis, a report of every securities transaction in which they, their families (including the spouse, minor children, and adults living in the same household as the officer, director, or employee), and trusts of which they are trustees or in which they have a beneficial interest have participated, or at such lesser intervals as may be required from time to time. The report shall include the name of the security, date of the transaction, quantity, price, and broker-dealer through which the transaction was effected. All officers, directors and employees must also instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

3. Restricting Access to Material Non-public Information. Any information in your possession that you identify as material and non-public may not be communicated other than in the course of performing your duties to anyone, including persons within your company, except as provided in paragraph I above. In addition, care should be taken so that such information is secure. For example, files containing material non-public information should be sealed; access to computer files containing material non-public information should be restricted.

4. Resolving Issues Concerning Insider Trading. If, after consideration of the items set forth in paragraph 1, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the compliance officer before trading or communicating the information to anyone.

                            SECTION III - SUPERVISION

     The role of the compliance officer is critical to the implementation and maintenance of this Statement on Insider Trading. These supervisory procedures can be divided into two classifications, (1) the prevention of insider trading, and (2) the detection of insider trading.

1.   Prevention of Insider Trading:
     ------------------------------

     To prevent insider trading the compliance official should:

     (a) answer promptly any questions regarding the Statement on Insider Trading;
     (b) resolve issues of whether information received by an officer, director, or employee is material and nonpublic;
(c) review and ensure that officers, directors, and employees review, at least annually, and update as necessary, the Statement on Insider Trading; and

(d) when it has been determined that an officer, director, or employee has material non-public information, (i) implement measures to prevent dissemination of such information, and
         (ii) if  necessary,   restrict  officers,   directors,   and
              employees from trading the securities.

2.   Detection of Insider Trading:
     -----------------------------


To detect insider trading, the Compliance Officer should:

     (a) review the trading activity reports filed by each officer, director, and employee, to ensure no trading took place in securities in which the Provider has material non-public information;

     (b) review the trading activity of the mutual funds managed by the investment advisor and the mutual funds which the broker-dealer acts as principal underwriter;

     (c) coordinate, if necessary, the review of such reports with other appropriate officers, directors, or employees of a Provider and Vontobel Funds, Inc.

3.   Special Reports to Management:
     ------------------------------

     Promptly, upon learning of a potential violation of the Statement on Insider Trading, the Compliance Officer must prepare a written report to management of the Provider, and provide a copy of such report to the Board of Directors of Vontobel Funds, Inc., providing full details and recommendations for further action.

4.   Annual Reports:
     ---------------

     On an annual basis, the Compliance Officer of each Provider will prepare a written report to the management of the Provider, and provide a copy of such report to the Board of Directors of Vontobel Funds, Inc., setting forth the following:

     (a) a summary of the existing procedures to detect and prevent insider trading;
     (b) full details of any investigation, either internal or by a regulatory agency, of any suspected insider trading and the results of such investigation;
     (c) an evaluation of the current procedures and any recommendations for improvement.

                                                                       EXHIBIT B

                        VONTOBEL FUNDS, INC.

                                 CODE OF ETHICS

                                 INITIAL REPORT

To the Compliance Officer of Vontobel Funds, Inc.:

     1. I hereby acknowledged receipt of a copy of the Code of Ethics for Vontobel Funds, Inc.

     2. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Fund Personnel."

     3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund.

     4. As of the date below I had a direct or indirect beneficial ownership in the following securities:

Name of Security           Number of Shares       Type of Interest
(Direct or Indirect)

Date:______________________________________
Signature:________________________________


                   ___________________________________________  Print
                                 Name:_______________________________

                                                                       EXHIBIT C

                        VONTOBEL FUNDS, INC.
                                 CODE OF ETHICS

                                  ANNUAL REPORT

To the Compliance Officer of Vontobel Funds, Inc.:

     1. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Fund Personnel."

     2. I hereby certify that, during the year ended December 31, _______ , I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

     3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund.

     4. As of December 31, _______ , I had a direct or indirect beneficial ownership in the following securities:

Name of Security           Number of Shares       Type of Interest
(Direct or Indirect)

Date:___________________________________
Signature:___________________________




_________________________________________    Print
Name:___________________________

EXHIBIT D

                                   VONTOBEL FUNDS, INC.

                           Securities Transactions Report

For the Calendar Quarter

Ended:___________________________________________________________

To the Compliance officer of Vontobel Funds, Inc.:

     During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership and which are required to be reported pursuant to the Code of Ethics adopted by Vontobel Funds, Inc.

SECURITY           DATE OF      NO. OF           DOLLAR
NATURE OF        PRICE    BROKER-DEALER
                             TRANS.         SHARES        AMOUNT
OF   TRANSACTION                  OR BANK
                                     TRANS.

(Purchase,                           THROUGH

Sale,                                 WHOM

Other)                              EFFECTED

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------



     This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

     Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Fund.

Date:________________________________
Signature:_______________________________________


____________________________________  Print
Name:______________________________________

--------
1 The Board has determined that placement of a limit order constitutes a transaction requiring approval, and the limit order must be placed within two days from the date of approval. Implementation of a limit order in accordance with its approved terms is a ministerial act which occurs in the future by the terms of the limit order, and does not require approval. A change of terms in, or withdrawal of, a standing limit order is an investment decision for which clearance must be obtained.

                                                        EXHIBIT EX-99.(p)(2)
                                                        --------------------

                                VONTOBEL USA INC.

                                 CODE OF ETHICS

1.   STATEMENT OF GENERAL PRINCIPLES
     -------------------------------

1.1  Adherence to Ethical Standards of Vontobel Group

     The emphasis placed on the observance of the highest ethical standards by the Vontobel Group's management is well known to the Swiss financial marketplace. The cornerstones of its standing in the financial community are its integrity and, as a predominantly family-controlled organization, its independence from commercial considerations that could lead it to place its own interest before that of its clients. As a subsidiary of Vontobel Holding, Vontobel USA is held to the same standards of ethical conduct that govern the business activities of the Vontobel Group. The Company Charter of the Vontobel Group is attached hereto as Appendix A and incorporated herein by reference.

1.2  Compliance with Applicable US Legislation

     As an investment adviser registered with the US Securities and Exchange Commission (SEC), Vontobel USA is subject to the provisions of the Investment Advisers Act of 1940 (the "Advisers Act"). Section 206 of the Advisers Act provides that it is unlawful for any investment adviser:

     (1)to employ any device, scheme, or artifice to defraud any client or prospective client;

     (2)to engage in any transaction, practice, or course of business which operates as a fraud or deceit upon any client or prospective client;

     (3)acting as principal for his own account, knowingly to sell any security to or purchase any security from a client, or acting as broker for a person other than such client, knowingly to effect any sale or purchase of any security for the account of such client, without disclosing to such client in writing before the completion of such transaction the capacity in which he is acting and obtaining the consent of the client to such transaction;

     (4)to engage in any act, practice, or course of business which is fraudulent, deceptive, or manipulative.

     Vontobel USA is also subject to certain provisions of the Investment Company Act of 1940 with respect to fraudulent trading, as discussed in
     Section 4 hereunder, and the Insider Trading and Securities Fraud Enforcement Act of 1988, as discussed in Section 5 hereunder.

     Vontobel Personnel shall at all times comply with these and all other laws and regulations that may be applicable to Vontobel USA's business. In some instances, where such laws and regulations may be ambiguous and difficult to interpret, Vontobel Personnel shall seek the advice of Vontobel USA's management, who shall obtain the advice of outside counsel as is necessary to comply with this policy of observance of all applicable laws and regula-tions. Excerpts from the securities legislation cited above are provided in Appendix B.

1.3  General Principles

     This Code of Ethics is based on the following principles:

     (a) The officers, directors and employees of Vontobel USA owe a fiduciary duty to all Vontobel Clients and, therefore, must at all times place the interests of Vontobel Clients ahead of their own.

     (b) Vontobel Personnel shall avoid any conduct that could create any actual or potential conflict of interest, and must ensure that their personal securities transactions do not in any way interfere with, or appear to take advantage of, the portfolio transactions undertaken on behalf of Vontobel Clients.

     (c) Vontobel Personnel shall not take inappropriate advantage of their positions with Vontobel USA to secure personal benefits that would otherwise be unavailable to them.

     It is imperative that all Vontobel Personnel avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of Vontobel Clients. All Vontobel Personnel are expected to adhere to these general principles in the conduct of the firm's business, even in situations that are not specifically addressed in this Code's provisions, procedures and restrictions. Serious and/or repeated violations of this Code may constitute grounds for dismissal.

2.   Definitions

     For purposes of this Code:

     "Beneficial  Ownership" and  "Beneficial  Owner(s)"  shall be as defined in
     Section 16 of the Securities Exchange Act of 1934, which, generally speaking, encompasses those situations where the Beneficial Owner has the right to enjoy some economic benefits which are substantially equivalent to ownership regardless of who is the registered owner (see Appendix B). This would include:

(a) securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise, regardless of whether the securities are owned individually or jointly;

(b) securities held in the name of a member of his or her immediate family or any adult living in the same household;

     (c) securities held by a trustee, executor, administrator, custodian or broker;

     (d) securities owned by a general partnership of which the person is a member or a limited partnership of which such person is a general partner;

     (e) securities held by a corporation which can be regarded as a personal holding company of a person;
         and

     (f) securities recently purchased by a person and awaiting transfer into his or her name.

     The "Corporation" shall mean Vontobel USA Inc.

     "Security" shall have the meaning set forth in Section 202(a)(18)of the Investment Advisers Act of 1940 (see Appendix B), irrespective of whether the issuer is a US or non-US entity and whether the security is being held by a US or non-US custodian or, directly or indirectly, in personal custody; except that it shall not include:

-    shares of registered open-end investment companies
             (mutual funds),
-    shares of an investment club account
-    securities issued by the US Government or US federal
             agencies that are direct obligations of the US
-    bankers' acceptances, bank certificates of deposits
             and commercial paper.

     The following are expressly deemed to be securities subject to this Code:

         - securities issued by any foreign government or agency thereof
         - futures or options on futures - corporate bonds - closed-end investment funds.

     "Purchase or sale of a security" shall include the writing of an option to purchase or sell a security.

     A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security by a Vontobel USA portfolio manager is under serious consideration or has already been made and the transaction executed.

     "Vontobel Client(s)" shall mean both individual and institutional clients (including corporations, investment companies, trusts, endowments, foundations and other legal entities), whether resident or non-US-resident, for whom Vontobel USA provides investment supervisory services
     (discretionary management) or manages investment advisory accounts not involving investment supervisory services (non-discretionary management).

     "Vontobel Employee(s)" shall include officers and employees of Vontobel USA Inc.

     "Vontobel Personnel" shall include officers, employees and directors of Vontobel USA Inc.

3.   PRINCIPLES FOR DOING BUSINESS
     -----------------------------

3.1  Confidentiality

     Confidentiality is a fundamental principle of the investment management business. Vontobel Employees must maintain the confidential relationship between the Corporation and each of its Clients. Confidential information such as the identity of Vontobel Clients and the exent of their account relationship, must be held inviolate by those to whom it is entrusted and must never be discussed outside the normal and necessary course of the Corporation's business. To the extent possible, all information concerning Vontobel Clients and their accounts shall be shared among Vontobel
     Employees on a strictly need-to-know basis. In this regard, Vontobel Employees shall be careful not to divulge to their colleagues or any third party any information concerning a Vontobel Client that could be considered "inside information", as that term is defined in Section 5 hereof.

3.2  Conflicts of Interest

     It shall be the first obligation of every Vontobel Employee to fulfill his or her fiduciary duty to Vontobel Clients. No Vontobel Employee shall undertake any outside employment, or engage in any personal business interest, that would interfere with the performance of this fiduciary duty. No Vontobel Employee may act on behalf of the Corporation in any transaction involving persons or organizations with whom he or she, or his or her family, have any significant connection or financial interest. In any closely held enterprise, even a modest financial interest held by the Vontobel Employee, or any member of his or her family, should be viewed as significant.

3.3  Service as a Director

     No Vontobel Employee shall become a director or any official of a business organized for profit without first obtaining written approval from the Board of Directors of the Corporation based upon its determination that such board service would not be inconsistent with the interests of the Corporation and its Clients.

3.4  Personal Fiduciary Appointments

     No Vontobel Employee shall accept a personal fiduciary appointment without first obtaining the written approval of the Board of Directors of the
     Corporation, unless such appointment results from a close family relationship.

3.5  Service on Civic and Charitable Organizations

     The Corporation encourages its employees to participate in local civic and charitable activities. In some cases, however, it may be improper for a Vontobel Employee to serve as a member, director, officer or employee of a municipal corporation, agency, school board, or library board. Such service is appropriate when adequate assurances, in writing, are first given to the Corporation that business relationships between the Corporation and such entities would not be prohibited or limited because of statutory or administrative requirements regarding conflicts of interest.

3.6  Fees to Consultants and Agents

     Any and all fees and payments, direct or indirect, to consultants, agents, solicitors and other third-party providers of professional services must be approved by the Chief Executive Officer prior to conclusion of any formal arrangements for services. No remuneration or consideration of any type shall be given by any Vontobel Employee to any person or organization outside of a contractual relationship that has received the prior approval of the Chief Executive Officer.

3.7  Personal Benefits

     No Vontobel Employee, or member of his or her family, may accept a personal gift, benefit, service, form of entertainment or anything of more than de minimis value ("gift") from Vontobel Clients, suppliers, service providers, brokers and all other parties with whom the Corporation has contractual or other business arrangements if such gift is made because of the recipient's affiliation with the Corporation or with a Vontobel Employee. Any Vontobel Employee who receives a gift of more than de minimis value, or a gift with an unclear status under this Section 3.7, shall promptly notify the Compliance Officer and may accept the gift only upon the latter's written approval. The Compliance Officer shall determine whether the gift shall be retained by the Vontobel Employee or member of his or her family, returned to the donor, or donated without tax deduction to a charitable organization selected by the Compliance Officer, subject to the approval of the Chief Executive Officer.

3.8  Personal Fees and Commissions

     No Vontobel Employee shall accept personal fees, commissions or any other form of remu-neration in connection with any transactions on behalf of the Corporation or any of its Clients.

3.9  Dealings with Suppliers

     Vontobel Employees shall award orders or contracts to outside suppliers on behalf of the Corporation solely on the basis of merit and competitive pricing, without regard to favoritism or nepotism.

3.10 Borrowing

     No Vontobel Employee, or member of his or her family, may borrow money from any Vontobel Client or any of the Corporation's suppliers, service providers, brokers and all other parties with whom the Corporation has contractual or other business arrangements under any circumstances.

3.11 Political Contributions

     Vontobel USA shall make no contributions to political parties or candidates for public office.

3.12 Duty to Report Violations or Potential Conflicts of
     Interest

     The Corporation's management and Board of Directors must be informed at all times of matters that may constitute violations of this Code of Ethics, or that may be considered of fraudulent or illegal nature, or potentially injurious to the good reputation of the Corporation or the Vontobel Group. Vontobel Employees shall have a duty to report such events immediately to the Compliance Officer or the Chief Executive Officer or, if such events concern the Corporation's management, they should be reported to the Chairman.

3.13 Full Disclosure

     In responding to requests for information concerning the Corporation's business practices from the Corporation's internal or independent accountants and auditors, counsel, regulatory agencies or other third parties, Vontobel Employees shall be truthful in their communications and shall make full disclosure at all times.

4.   PERSONAL SECURITIES TRANSACTIONS
     --------------------------------

4.1  Summary

     This Section 4 of the Code of Ethics is based on the recommendations of the Advisory Group on Personal Investing of the Investment Company Institute in its May 1994 report. The key provisions of this Code with respect to personal trading are summarized as follows:

         Prohibition on investing in initial public offerings Restrictions on investing in private placements Prior written clearance of personal trades Seven-day blackout period Sixty-day ban on short-term trading profits of securities held, or likely to be held, in portfolios of Vontobel Clients Full disclosure of all securities trades and securities holdings

4.2  Prohibited and Restricted Transactions

4.2.1In addition to the prohibitions of Section 206 of the Advisers Act cited in Section 1.2 above, Vontobel USA is subject to the provisions of Rule 17j-1 under the Investment Company Act of 1940 (the "Company Act"). Rule 17j-1 requires investment advisers to investment companies to adopt written codes of ethics designed to prevent fraudulent trading and, further, to use reasonable diligence and institute procedures reasonably necessary to prevent violations of their code of ethics. Vontobel Employees shall not engage in any act, practice or course of conduct that would violate the provisions of Rule 17j-1.

     With respect to Vontobel's function as investment adviser to mutual funds, certain Vontobel Employees are considered "access persons" as that term is defined under Rule 17j-1 of the Company Act. Access persons of Vontobel are listed in Appendix C. As may be required by the investment companies for which it acts as adviser or subadviser, Vontobel provides periodic reports with respect to the personal securities transactions of its access persons, as well as an annual compliance report.

     No Vontobel Employee shall purchase or sell, directly or indirectly, any security in which he/she has, or by reason of such transaction acquires, Beneficial Ownership and which, to his/her actual knowledge at the time of such purchase or sale, (i) is being considered for purchase or sale on behalf of a Vontobel Client; or (ii) is being purchased or sold by a Vontobel Client; except that the prohibitions of this section shall not apply to:

     (a) purchases or sales which are nonvolitional on the part of any Vontobel Employee;

     (b) purchases which are part of an automatic dividend reinvestment or other plan established by any Vontobel Employee prior to the time the security involved came within the purview of this Code; and

     (c) purchases effected upon the rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

4.2.2No Vontobel Employee shall acquire any securities in an initial public offering.

4.2.3No Vontobel Employee shall acquire securities in a private placement without the prior written approval of the Compliance Officer or other officer designated by the Chief Executive Officer. In considering a request to invest in a private placement, the Compliance Officer will take into account, among other factors, whether the investment opportunity should be reserved for a Vontobel Client, and whether the opportunity is being offered to a Vontobel Employee by virtue of his or her position with the Corporation.

4.3  Blackout Period*
     ---------------

4.3.1No Vontobel Employee shall execute a securities transaction on a day during which Vontobel USA has a pending "buy" or "sell" order in that same security for a Vontobel Client or its own account until that order is executed or withdrawn.

4.3.2Vontobel Employees are prohibited from purchasing or selling a security within seven (7) calendar days before or after the date on which a transaction in the same security is effected for a Vontobel Client. Should any Vontobel Employee make an authorized personal trade within such blackout period, the Compliance Officer (or, in his absence, any officer authorized to approve trades), shall, in his sole discretion and based on his assessment of the facts and circumstances surrounding such personal trade, determine whether it can be deemed to have benefited, or appear to have benefited, from the market effect of the trade for the Vontobel Client. If such officer so determines, the Vontobel Employee shall cancel the trade or promptly disgorge the imputed profit, if any, from his or her personal trade that shall have accrued between the date thereof and the trade date of the transaction in the same security for the Vontobel Client. Imputed profit shall in all cases mean the difference between the price at which the Vontobel Employee transacted and the price at which the trade for the Vontobel Client was transacted. The prohibitions of this section shall not apply to:

     (a) purchases or sales which are nonvolitional on the part of either the Vontobel Employee or the Vontobel
         Client account;

     (b) purchases or sales which are part of an automatic dividend reinvestment or other plan established by Vontobel Employees prior to the time the security involved came within the purview of this Code; and

     (c) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

4.4  Short-Term Trading

     No Vontobel Employee shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities which are owned by a Vontobel Client or which are of a type suitable for purchase on behalf of Vontobel Clients, within sixty (60) calendar days. Any profits realized on such short-term trades must be disgorged and the profits will be paid to a charity selected by the Compliance Officer and the Chief Executive Officer. The Compliance Officer and any other officer authorized by the Chief Executive Officer to approve trades (see Appendix C) may permit exemptions to the prohibition of this section in writing, on a case-by-case basis, when no abuse is involved and the circumstances of the subject trades, as they are best able to determine, support an exemption.

4.5 Prior Written Clearance of Personal Securities Trades and Full Disclosure of Securities Holdings

4.5.1All  Vontobel  Employees  shall  obtain  written   authorization  of  their
     personal securities transactions prior to executing an order. A written request must be submitted to one of the officers listed in Appendix D, and such officer must give his written authorization prior to the Vontobel Employee's placing a purchase or sell order with a broker. Should such officer deny the request, he will give a reason for the denial. An approved request will remain valid for two (2) business days from the date of the approval.

     Should any Vontobel Employee make an unauthorized personal trade in a security, he or she shall be obliged, without benefit of tax deduction, to promptly sell the position and/or disgorge any imputed or realized profit that shall have accrued between the date of such unauthorized personal trade and the date of disgorgement. Profits disgorged by Vontobel Employees pursuant to this Code shall be paid to a charity selected by the Compliance Officer and approved by the Chief Executive Officer.

     Attached  hereto  as  Appendix  D  is  the  personal   securities   trading
     authorization form.

4.5.2Vontobel   Employees   shall  instruct  their   broker(s),   including  the
     Corporation's affiliate brokers, to supply the Compliance Officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts containing securities in which Vontobel Employees have Beneficial Ownership.

4.5.3Vontobel Personnel shall submit written reports on a quarterly basis (or at such lesser intervals as may be required from time to time) showing all transactions in securities as defined herein in which they and their families have, or by reason of such transaction acquire, Beneficial Ownership.

4.5.4Every report to be made under subparagraph 4.6.3 above shall be made not later than ten (10) days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report shall contain the following information concerning any transaction required to be reported therein:

     (a) the date of the transaction;
     (b) the title and number of shares;
     (c) the principal amount involved;
     (d) the nature of the transaction (i.e., purchase, sale or other type of acquisition or disposition);
     (e) the price at which the transaction was effected; and
     (f) the name of the broker, dealer or bank with or through whom the transaction was effected.

4.5.5 The Compliance Officer shall receive all reports required hereunder.

4.5.6The Compliance Officer shall promptly report to the Corporation's Board of Directors (a) any apparent violation of the prohibitions contained in this
     Section 4 and (b) any reported transactions in a security which was purchased or sold by the Corporation for a Vontobel Client account within seven (7) days before or after the date of the reported transaction.

4.5.7The Corporation's Board of Directors shall consider reports made to the Board of Directors hereunder and shall determine whether or not this
     Section 4 has been violated and what sanctions, if any, should be imposed.

4.5.8This Code of Ethics, a copy of each report made by Vontobel Personnel, each memorandum made by the Compliance Officer hereunder, and a record of any violation hereof and any action taken as a result of such violation, shall be maintained by the Compliance Officer, as required by Rule 17j-1 of the Company Act.

4.5.9Upon the commencement of employment, all Vontobel Personnel shall disclose all personal securities holdings to the Compliance Officer.

4.5.10 Annually, all Vontobel Personnel shall be required to certify that they have (a) read and understand the Code, and recognize that they are subject thereto; (b) instructed each financial institution through which they, or any member of their household, effect securities transactions to send duplicate copies of their account statements and trading confirmations to Vontobel; (c) complied with the requirements of the Code; (d) disclosed and reported all personal securities transactions required to be disclosed; and
     (e) disclosed all personal securities holdings.

4.5.11 The Compliance Officer shall prepare an annual report to the Corporation's Board of Directors. Such report shall (a) include a copy of the Code of Ethics; (b) summarize existing procedures concerning personal investing and any changes in the Code's policies or procedures during the past year; (c) identify any violations of the Code; and (d) identify any recommended changes in existing restrictions, policies or procedures based upon the Corporation's experience under the Code, any evolving practices, or developments in applicable laws or regulations.

5.   INSIDER TRADING
     ---------------

     The Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisers and broker-dealers establish, maintain and enforce written policies and procedures designed to detect and prevent the misuse of material nonpublic information by such investment adviser and/or broker-dealer, or any person associated with the investment adviser and/or broker-dealer.

     Section 204A of the Advisers Act states that an investment adviser must adopt and disseminate written policies with respect to ITSFEA, and an investment adviser must also vigilantly review, update and enforce them. Accordingly, Vontobel USA has adopted the following policy, procedures and supervisory procedures as an integral part of its Code of Ethics applicable to all of its officers, employees and directors (sometimes referred to herein as Vontobel Personnel).

5.1  Policy

     The purpose of this Section 5 is to familiarize Vontobel Personnel with issues concerning insider trading and assist them in putting into context the policy and procedures on insider trading.

     Policy Statement:
     ----------------

     No Vontobel Personnel may trade in a security, either personally or on behalf of Vontobel Clients, while in possession of material, nonpublic information regarding that security; nor may any officer, employee or director communicate material, nonpublic information to others in violation of the law. This conduct is commonly referred to as "insider trading". This policy extends to activities within and without the individual job functions of Vontobel Personnel and covers not only their personal transactions, but indirect trading by family, friends and others, or the nonpublic distribution of inside information from them to others. Any questions regarding the policy and procedures should be referred to the Compliance Officer.

     The term "insider trading" is not defined in federal securities laws, but generally is used to refer to the use of material nonpublic information to trade in securities (whether or not one is an "insider") or the communication of material nonpublic information to others who may then seek to benefit from such information.

     While the law concerning insider trading is not static and may undergo revisions from time to time, it is generally understood that the law prohibits:

     (a) trading by an insider, while in possession of material nonpublic information, or

     (b) trading by a non-insider, while in possession of material nonpublic information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

     (c) communicating material nonpublic information to others.

5.2  Elements of Insider Trading

5.2.1    Who Is an Insider?

     The concept of "insider" is broad. It includes officers, directors and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such service providers. In addition, an investment adviser may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed nonpublic information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

5.2.2    What Is Material Information?
         -----------------------------

     Trading on inside information can be the basis for liability when the information is material. In general, information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems and extraordinary management developments.

5.2.3    What Is Nonpublic Information?
         ------------------------------

     Information is nonpublic until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Bloomberg electronic news reports, or in The Wall Street Journal or other publications of general circulation would be considered public. (Depending on the nature of the information, and the type and timing of the filing or other public release, it may be appropriate to allow for adequate time for the information to be "effectively" disseminated.)

5.2.4    Legal Bases for Liability

     (a) Fiduciary Duty Theory: In 1980 the Supreme Court found that there is no general duty to disclose before trading on material nonpublic information, but that such a duty arises only where there is a direct or indirect fiduciary relationship with the issuer or its agents. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will disclose any material nonpublic information or refrain from trading.

     (b) Misappropriation Theory: Another basis for insider trading liability is the "misappropriation theory", where liability is established when trading occurs on material on nonpublic information that was stolen or misappropriated from any other person.

5.3  Penalties for Insider Trading

     Penalties for trading on or communicating material nonpublic information are severe, both for individuals and their employers. An individual can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation:

         civil injunctions
         treble damages
         disgorgement of profits
         jail sentences
         fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefitted, and fines for the employer or other controlling person of up to the greater of $1 million or three times the amount of the profit gained or loss avoided.

5.4.     Procedures

     The following procedures have been established to aid Vontobel Personnel in avoiding insider trading, and to aid in preventing, detecting and imposing sanctions against insider trading. Vontobel Personnel must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability and/or criminal penalties. If you have any questions about these procedures, you should consult the Compliance Officer.

5.4.1Identifying  Inside  Information.  Before  trading for  yourself or others, including Vontobel Clients, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

     (a) Is the information material? Is this information that an investor would consider important in making his or her investment decisions? If this information that would substantially affect the market price of the securities if generally disclosed?

     (b) Is the information nonpublic? To whom has this information been provided? Has the information been effectively communicated to the marketplace, e.g., by being published electronically by Bloomberg, or in The Wall Street Journal or other publications of general circulation?

     If, after consideration of the above, you believe that the information is material and nonpublic, or if you have questions as to whether the information is material and nonpublic, you should report the matter immediately to the Compliance Officer. Until he has had an opportunity to review the matter, you should not (i) purchase or sell the security on behalf of yourself or others, including Vontobel Clients, and (ii) communicate the information to anyone, other than to the Compliance Officer. After the Compliance Officer has reviewed the issue, you will be instructed to either continue the prohibitions against trading and communication, or you will be allowed to communicate the information and then trade.

5.4.2Personal Security Trading. Each officer, director and employee shall submit to the Compliance Officer, on a quarterly basis (or at such lesser intervals as may be required from time to time) a report of every securities transaction in which they, their families (including the spouse, minor children, and adults living in the same household), and trusts of which they are trustees or in which they have beneficial ownership have participated. The report shall include the name of the security, date of the transaction, quantity, price and broker-dealer through which the transaction was effected. Each officer, director and employee must also instruct their broker(s) to supply the Compliance Officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

5.4.3Restricting  Access to Material Nonpublic  Information.  Any information in your possession that you identify as material and nonpublic may not be communicated other than in the course of performing your duties to anyone, including your colleagues at Vontobel USA, with the exception of the Compliance Officer as provided in subparagraph 5.4.1 above. In addition, care should be taken so that such information is secure. For example, files containing material nonpublic information should be locked; access to computer files containing material nonpublic information should be restricted.

5.4.4Resolving Issues Concerning Insider Trading. If, after considerations of the items set forth in Section 5.2, doubt remains as to whether information is material or nonpublic, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the Compliance Officer before trading or communicating the information to anyone.

5.5  Supervision

     The supervisory role of the Compliance Officer is critical to the implementation and maintenance of this Statement on Insider Trading, and encompasses the following.

5.5.1    Prevention of Insider Trading

     To prevent insider trading, the Compliance Officer shall:

         answer promptly any questions regarding the Statement on Insider Trading resolve issues of whether information received by any officer, employee or director is material and nonpublic update the Statement on Insider Trading and distribute amendments thereto, as necessary, to all officers, employees and directors obtain an annual written acknowledgement from all officers, employees and directors that they have reviewed the Corporation's Code of Ethics, including the Statement on Insider Trading contained in this Section 5 when it has been determined that any officer, director or employee has material nonpublic information:

         (i) implement measures to prevent dissemination of such information, and

         (ii) if necessary, restrict officers, directors and
         employees from         trading the securities.

5.5.2    Detection of Insider Trading

     To detect insider trading, the Compliance Officer shall:

         review the trading activity reports filed quarterly by each officer, director and employee, as well as the duplicate confirmations and periodic account statements forwarded by their brokers, to ensure that no trading took place in securities in which the Corporation was in possession of material nonpublic information;

         review the trading activity of the mutual funds and private account portfolios managed by the Corporation quarterly coordinate, if necessary, the review of such reports with other appropriate officers, directors or employees of the Corporation.

5.5.3    Special Reports to Management

     Promptly upon learning of a potential violation of the Statement on Insider Trading, the Compliance Officer shall prepare a written report to the Chief Executive Officer and the Board of Directors of the Corporation and, if the violation occurred with respect to an investment company client, provide a copy of such report to the Board of Directors of the investment company concerned.

5.5.4    Annual Reports

     On an annual basis, the Compliance Officer shall prepare a written report to the Corporation's Board of Directors setting forth the following:

         a summary of the existing procedures to detect and prevent insider trading;

         full details of any investigation, either internal or by a regulatory agency, of any suspected insider trading and the results of such investigation;

         an evaluation of the current procedures and any recommendations for improvement.

     An annual compliance report shall be furnished to the Board of Directors of the investment companies to which the Corporation acts as investment adviser.

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*The  purpose  of the  blackout  period  before  a client  trade  is to  address front-running violations that occur when personal trades are made shortly before a client trade and benefit from the market effect of that trade. The blackout period after a client trade is intended to allow dissipation of the market effect of the client trade. It is also designed to prevent individuals from benefiting from a trade that is opposite the client trade (e.g., selling a security shortly after a purchase of the same security for a client boosted its price, or purchasing a security shortly after a sale of the same security for a client lowered its price).